As filed with the Securities and Exchange Commission on October 28, 2022

Securities Act of 1933 Registration No. 033-38074

Investment Company Act of 1940 Registration No. 811-06260

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 95	[X]
and/or
REGISTRATION STATEMENT
Under the Investment Company Act Of 1940
Amendment No. 93	[X]

QUAKER INVESTMENT TRUST

(as successor to Quaker Investment Trust, a Massachusetts business trust)

(Exact Name of Registrant as Specified in Charter)

c/o Community Capital Management, LLC

2500 Weston Road, Suite 101

Weston, FL 33331

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-(888) 272-0007

(Name and Address of Agent for Service)	Copies to:

Ms. Alyssa Greenspan c/o Community Capital Management, LLC 2500 Weston Road, Suite 101 Weston, FL 33331	Jonathan M. Kopcsik, Esq. Stradley, Ronon, Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098 (215) 564-8099

It is proposed that this filing will become effective: (check appropriate box)

[X]	immediately upon filing pursuant to paragraph (b); or
[ ]	on pursuant to paragraph (b); or
[ ]	60 days after filing pursuant to paragraph (a)(1); or
[ ]	on pursuant to paragraph (a)(1); or
[ ]	75 days after filing pursuant to paragraph (a)(2); or
[ ]	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

CCM Core Impact Equity Fund
CCM Small/Mid-Cap Impact Value Fund

October 28, 2022

CCM Core Impact Equity Fund
Advisor Class (QUAGX), Institutional Class (QAGIX)

CCM Small/Mid-Cap Impact Value Fund
Advisor Class (QUSVX), Institutional Class (QSVIX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of each Fund before making an investment.

FUND SUMMARIES

CCM Core Impact Equity Fund

INVESTMENT OBJECTIVES

The CCM Core Impact Equity Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as fees or commissions to financial intermediaries, which are not reflected in the table and example below. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Advisor Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.86%	0.86%
Shareholder Servicing Fees	0.09%	0.09%
Total Other Expenses	0.95%	0.95%
Total Annual Fund Operating Expenses	1.95%	1.70%

Expense Examples

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
ADVISOR CLASS	$198	$612	$1,052	$2,275
INSTITUTIONAL CLASS	$173	$536	$923	$2,009

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities, principally in the common stocks of large companies that the Fund’s adviser, Community Capital Management, LLC (the “Adviser”) expects to demonstrate the long term ability to compound earnings at higher rates than the broader market, regardless of industry. The Fund is managed independent of any index sector weightings. The Adviser anticipates most of the Fund investments will be in US based companies although the Fund has the ability to invest internationally as well. To achieve its investment objective, the Adviser will, under normal market conditions, employ a tactical allocation philosophy using the following strategies:

●

Impact Investments. The Fund invests in companies that may have positive impact attributes or specific impact characteristics and, at a minimum, maintain neutral posture toward environmental, social and governance (“ESG”) related risk.

●	Common Stocks. The Fund invests in the common stock of companies without regard to market capitalization.

●

Compounders. The Fund invests in companies the Adviser expects to demonstrate a long-term ability to compound its earnings per share (“EPS”) at a higher rate than the broad market, regardless of industry. To determine whether a company qualifies as a “Compounder”, the Adviser analyzes the company’s financial statements and evaluates its competitive advantages and management team.

●	Growth Stocks. The Fund invests its assets in the securities of companies which the Adviser believes will provide a higher total return than that of the index.

●

Large-Cap Securities. The Fund invests primarily in large-capitalization securities. The Adviser generally considers large-cap companies to be those companies with market capitalizations similar to those companies included in the S&P 500® Index.

●

Small- and Mid-Cap Securities. The Fund also may invest in the securities of small- and mid-cap companies. The Adviser generally considers small- and mid-cap companies to be those companies with a market capitalization range between $250 million and $20 billion.

●	Foreign Securities. The Fund may invest up to 25% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”).

●	Preferred Stocks. The Fund may invest in preferred stocks.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 1

●	MLPs/REITs. The Fund may invest in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”).

●

Tactical Allocation. Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various areas in the equity markets. The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.

The Adviser uses an internally developed investment process to seek to develop a fully integrated portfolio of securities that includes ESG factors that the Adviser believes can deliver strong financial performance while simultaneously having positive, long-term economic and sustainable impact. Securities are categorized based on the following four-part segmentation:

●

Strong Positive Impact: Companies that we believe are significant contributors to society such as those that generate more than 50% of their revenue from a product or service and that align with one or more of our 18 impact themes: affordable health and rehabilitative care; affordable housing; arts, culture and the creative economy; disaster recovery, resilience and remediation; economic inclusion; education and childcare; enterprise development and jobs; environmental sustainability; gender lens; healthy communities; human empowerment; minority advancement; neighborhood revitalization; poverty alleviation; rural community development; seniors and the disabled; sustainable agriculture; and transit-oriented development (each, an “Impact Theme” and collectively, “Impact Themes”).

●	Moderate Positive Impact: Companies which have characteristics that align with one or more of our 18 impact themes and that we believe are a net benefit to society.

●	Neutral Impact: Companies that do not fall within the two categories above but where there exists the potential to be included in the two categories in the future.

●

Negative Impact: Companies with excessive ESG-related risk such as fossil fuel exploration and production or any activity related to coal, tobacco, chemical manufacturing, weapons, and prison management, among others. These securities are not eligible for investment.

At the Adviser’s discretion, other companies may also be excluded from the investment process due to their negative impact.

The Fund is fossil fuel free and will not invest in the following companies in accordance with maintaining a fossil-fuel free portfolio:

●	Companies that own[1], extract, produce, process, or refine fossil fuels, oil, gas, and coal.

●	Companies that store, transport, explore, or produce carbon-related fuels or energy sources.

●	Companies that are in the oil and gas equipment and services businesses.

The Fund may invest in:

●	Utilities that have current fossil fuel power sources above 15% but are actively transitioning to renewable sources.

●	Companies that are pursuing alternative energy technologies or are in alternative energy sectors.

●	Companies that are working to transition away from fossil fuels.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

●

Impact/ESG Risk. The Adviser may select or exclude securities of certain companies for reasons other than performance and, as a result, the Fund may underperform other funds that do not use an impact/ESG screening process. Impact/ESG investing is qualitative and subjective by nature. There is no guarantee that impact/ESG criteria used by the Adviser will reflect beliefs or values of any particular investor.

●

Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●

Growth Risk. There is a risk that the Fund’s growth style may perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

●

Small-Cap and Mid-Cap Securities Risk. The Fund invests in companies with small market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community,

[1]

The Adviser will use the S&P Global definition for determining what is considered owning of fossil fuels, namely it is those companies that hold fossil fuel reserves which are defined as economically and technically recoverable sources of crude oil, natural gas, and thermal coal.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 2

and may have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, small-capitalization stock prices have greater volatility than large company securities.

●

Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

●

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including tactical allocation strategies, in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

●

Master Limited Partnership Risk. The Fund’s exposure to master limited partnerships (MLP) may subject the Fund to greater volatility than investments in traditional securities. The value of MLP and MLP based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

●

Real Estate Investment Trust Risk. The Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

●

Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

PAST PERFORMANCE

Effective January 1, 2018, the Adviser became the investment manager for the Fund. While the Fund has operated for more than 10 years, the bar chart and average annual total return table only reflect the Fund’s performance since the Adviser began managing the Fund. The Fund’s performance for periods prior to January 1, 2018 is not shown because the Fund was managed by another investment adviser during those periods. The Fund’s returns after January 1, 2018 reflect the Adviser’s investment philosophy and strategies.

The following bar chart displays the annual return of the Fund from year to year. Over time, the bar chart will illustrate the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Performance would be lower if sales charges that were in effect during a portion of the period were included. Past performance does not guarantee or predict future results.

Annual Total Returns – Advisor Class Shares as of December 31

Highest Performing Quarter:	21.97% in Q2 2020
Lowest Performing Quarter:	-22.16% in Q1 2020

The Fund’s calendar year-to-date return as of September 30, 2022 was -24.37%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for the 1-year and since inception periods for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Advisor Class Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 3

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares. After-tax returns for the other class of shares will vary from the Advisor Class Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.ccminvests.com or by calling toll-free 888-272-0007.

Average Annual Total Returns as of December 31, 2021

	1 Year	Since Inception (12/31/2017)
Advisor Class Return Before Taxes	24.63%	16.27%
Advisor Class Return After Taxes on Distributions	20.53%	15.13%
Advisor Class Return After Taxes on Distributions and Sale of Fund Shares	17.53%	12.96%
Institutional Class Return Before Taxes	24.94%	16.56%
S&P 500® Fossil Fuel Free Index(1) (reflects no deduction for fees, expenses, or taxes)	28.37%	18.18%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	17.64%

(1)

Prior to January 1, 2022, the Fund’s performance was compared to the S&P 500® Index as its benchmark. The Trust has elected to compare the Fund’s performance to the S&P 500® Fossil Fuel Free Index, as the Adviser believes this index is more aligned with the Fund’s investment strategy.

INVESTMENT ADVISER

Community Capital Management, LLC serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

Andy Kaufman, Chief Investment Officer of the Adviser, has been responsible for the day-to-day management of the Fund since January 2019.

Thomas Lott, Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since January 2018.

Alexander Alario, Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since January 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o Apex Fund Services, P.O. Box 588, Portland, ME 04112). You may also purchase additional shares, exchange or redeem shares by telephone at 888-272-0007, or purchase or redeem shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Advisor Class Shares

Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $25,000, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 4

CCM Small/Mid-Cap Impact Value Fund

INVESTMENT OBJECTIVES

The CCM Small/Mid-Cap Impact Value Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as fees or commissions to financial intermediaries, which are not reflected in the table and example below. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Advisor Class	Institutional Class
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	1.20%	1.20%
Shareholder Servicing Fees	0.08%	0.08%
Total Other Expenses	1.28%	1.28%
Acquired Fund Fees And Expenses(1)	0.00%	0.00%
Total Operating Expenses	2.43%	2.18%
(Less waivers/reimbursements)(2)	(0.88)%	(0.88)%
Net Operating Expenses	1.55%	1.30%

(1)

The Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets, before fees waived” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of MLPs and of shares in other investment companies (including exchange traded funds (“ETFs”)) and business development companies (“BDCs”). BDCs expenses are similar to the expenses paid by any operating company held by the Fund.

(2)

The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any Rule 12b-1 fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, liquidations and other extraordinary expenses) in order to prevent total annual fund operating expenses from exceeding 1.30% of the Fund’s average daily net assets through October 28, 2023. Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid. These waivers and reimbursements may be terminated at any time with respect to the Fund by its Board of Trustees upon sixty (60) days’ written notice to the Adviser without payment of any penalty and shall automatically terminate upon the termination of the Fund’s advisory contract with the Adviser.

Expense Examples

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
ADVISOR CLASS	$158	$673	$1,216	$2,699
INSTITUTIONAL CLASS	$132	$597	$1,089	$2,444

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in the securities of small- and mid-capitalization U.S. companies. The Fund’s adviser, Community Capital Management, LLC (the “Adviser”) generally considers small- and mid-cap companies to be those that have similar market capitalizations at the time of purchase to companies represented by the Russell 2500® Index. As of September 30, 2022, the market capitalization of companies in the Russell 2500® Index ranged from $22 million to $18.3 billion. The capitalization range of companies in the Index may change with market conditions or due to changes in the composition of the Index and the Fund may invest in companies with market capitalizations outside of that range.

The Adviser seeks to achieve its investment objective by employing the following strategies when selecting securities:

●

Value Securities. The Fund invests in companies considered by the Adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth characteristics.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 5

●

“Compounders.” The Fund invests in companies the Adviser expects to demonstrate a long-term ability to compound its earnings per share (“EPS”) at a higher rate than the broad market, regardless of industry. To determine whether a company qualifies as a “Compounder”, the Adviser analyzes the company’s financial statements and evaluates its competitive advantages and management team.

●

Impact Investments. The Fund invests in companies that may have positive impact attributes or specific impact characteristics and maintain neutral posture toward environmental, social and governance (“ESG”) related risk.

●	Preferred Stocks. The Fund may invest in preferred stocks.

●	MLPs/REITS. The Fund may invest in master limited partnerships (“MLPs”) and real estate investment trusts (“REITS”).

The Adviser uses an internally developed investment process to seek to develop a fully integrated portfolio of securities that includes ESG factors that can deliver strong financial performance while simultaneously having positive, long-term economic and sustainable impact. Securities are categorized based on the following four-part segmentation:

●

Strong Positive Impact: Companies that we believe are significant contributors to society such as those that generate more than 50% of their revenue from a product or service and that align with one or more of our 18 impact themes: affordable health and rehabilitative care; affordable housing; arts, culture and the creative economy; disaster recovery, resilience and remediation; economic inclusion; education and childcare; enterprise development and jobs; environmental sustainability; gender lens; healthy communities; human empowerment; minority advancement; neighborhood revitalization; poverty alleviation; rural community development; seniors and the disabled; sustainable agriculture; and transit-oriented development (each, an “Impact Theme” and collectively, “Impact Themes”).

●	Moderate Positive Impact: Companies which have characteristics that align with one or more of our 18 impact themes and that we believe are a net benefit to society.

●	Neutral Impact: Companies that do not fall within the two categories above but where there exists the potential to be included in the two categories in the future.

●

Negative Impact: Companies with excessive ESG-related risk such as fossil fuel exploration and production or any activity related to coal, tobacco, chemical manufacturing, weapons, and prison management, among others. These securities are not eligible for investment.

At the Adviser’s discretion, other companies may also be excluded from the investment process due to their negative impact.

The Fund is fossil fuel free and will not invest in the following companies in accordance with maintaining a fossil-fuel free portfolio:

●	Companies that own[1], extract, produce, process, or refine fossil fuels, oil, gas, and coal.

●	Companies that store, transport, explore, or produce carbon-related fuels or energy sources.

●	Companies that are in the oil and gas equipment and services businesses.

The Fund may invest in:

●	Utilities that have current fossil fuel power sources above 15% but are actively transitioning to renewable sources.

●	Companies that are pursuing alternative energy technologies or are in alternative energy sectors.

●	Companies that are working to transition away from fossil fuels.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

●

Impact/ESG Risk. The Adviser may select or exclude securities of certain companies for reasons other than performance and, as a result, the Fund may underperform other funds that do not use an impact/ESG screening process. Impact/ESG investing is qualitative and subjective by nature. There is no guarantee that impact/ESG criteria used by the Adviser will reflect beliefs or values of any particular investor.

●

Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●

Small-Cap and Mid-Cap Securities Risk. The Fund invests in companies with smaller market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may

[1]

The Adviser will use the S&P Global definition for determining what is considered owning of fossil fuels, namely it is those companies that hold fossil fuel reserves which are defined as economically and technically recoverable sources of crude oil, natural gas, and thermal coal.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 6

be less well known to the investment community, and may have more volatile share prices. Also, smaller companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, small- and mid-capitalization stock prices have greater volatility than large company securities.

●

Value Securities Risk. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Adviser’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

●

Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

●

Master Limited Partnership Risk. The Fund’s exposure to master limited partnerships (MLP) may subject the Fund to greater volatility than investments in traditional securities. The value of MLP and MLP based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

●

Real Estate Investment Trust Risk. The Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

●

Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

PAST PERFORMANCE

Effective January 1, 2018, the Adviser became the investment manager for the Fund. While the Fund has operated for more than 10 years, the bar chart and average annual total return table only reflect the Fund’s performance since the Adviser began managing the Fund. The Fund’s performance for periods prior to January 1, 2018 is not shown because the Fund was managed by another investment adviser during those periods. The Fund’s returns after January 1, 2018 reflect the Adviser’s investment philosophy and strategies.

The following bar chart displays the annual return of the Fund from year to year. Over time, the bar chart will illustrate the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Performance would be lower if sales charges that were in effect during a portion of the period were included. Past performance does not guarantee or predict future results.

Annual Total Returns – Advisor Class Shares as of December 31

Highest Performing Quarter:	25.16% in Q2 2020
Lowest Performing Quarter:	-48.72% in Q1 2020

The Fund’s calendar year-to-date return as of September 30, 2022 was -23.24%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for the 1-year and since inception periods for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Advisor Class Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 7

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares. After-tax returns for the other class of shares will vary from the Advisor Class Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.ccminvests.com or by calling toll-free 888-272-0007.

Average Annual Total Returns as of December 31, 2021

	1 Year	Since Inception (12/31/2017)
Advisor Class Return Before Taxes	35.53%	5.97%
Advisor Class Return After Taxes on Distributions	35.53%	3.12%
Advisor Class Return After Taxes on Distributions and Sale of Fund Shares	21.03%	3.71%
Institutional Class Return Before Taxes	35.88%	6.24%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	27.78%	9.75%
Russell 2500® Index (reflects no deduction for fees, expenses, or taxes)	18.18%	12.99%

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

INVESTMENT ADVISER

Community Capital Management, LLC serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

Andy Kaufman, Chief Investment Officer of the Adviser, has been responsible for the day-to-day management of the Fund since January 2019.

Thomas Lott, Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since January 2018.

Alexander Alario, Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since January 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o Apex Fund Services, P.O. Box 588, Portland, ME 04112). You may also purchase additional shares, exchange or redeem shares by telephone at 888-272-0007, or purchase or redeem shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Advisor Class Shares

Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $25,000, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 8

MORE INFORMATION ABOUT STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

MORE INFORMATION ABOUT INVESTMENT OBJECTIVES

Each Fund’s investment objective described in the respective Summary Sections is non-fundamental and may be changed without shareholder approval upon written notice to shareholders. There is no assurance that each Fund will achieve its investment objectives.

MORE INFORMATION ABOUT STRATEGIES

●

ETFs. The Funds may invest without limitation in shares of certain exchange traded fund families (collectively, the “ETF Funds”). The ETF Funds are registered investment companies whose shares are listed and traded at market prices on national securities exchanges, such as the NYSE Arca exchange. Market prices of ETF Funds’ shares may be different from their net asset value per share (“NAV”). Each ETF Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. To the extent the Fund invests in an ETF Fund, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid to the ETF Funds in addition to investment management fees charged by the Adviser.

●

Repurchase Agreements. Each Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange.

●

Temporary Defensive Positions. Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When investment opportunities are limited, or in the event of exceptional redemption requests, a significant percentage (up to 100%) of a Fund’s total net assets may be held in cash or cash-equivalents. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would if they were to remain more fully invested in common stocks. During these times, a Fund may not achieve its investment goal.

●	Impact Themes include but are not limited to:

●

Affordable Health and Rehabilitation Care: Creating and retaining affordable health care services and rehabilitation facilities for low- and moderate-income (LMI) and medically underserved persons[1]. Investing in opportunities that promote wellness and access to high-quality health care for communities and look to dismantle barriers to inequities in health care.

●

Affordable Housing: Financing for affordable homeownership to LMI borrowers and affordable rental housing properties, including workforce housing,[2] and investing in opportunities that promote affordable homeownership, down payment assistance, first-time home buyer programs, and access to quality living.

●

Arts, Culture, and the Creative Economy: Supporting educational programs, businesses, organizations, and the development of properties involved with visual, performing, design, literary, and other art-related works. Also investing in support of ethical fashion, sustainable food, social impact media, creative places, and other elements of the creative economy.

●

Disaster Recovery, Resilience, and Remediation: Supporting economic development activities in federally designated disaster areas and physical and civic infrastructure to better prepare communities for the effects of climate change, natural disasters, and widespread health emergencies. Investments in recovery, resilience, and remediation can stimulate community and economic development, build strong infrastructure, and promote sustainability, all while empowering people and protecting our planet.

●

Economic Inclusion: Assisting and supporting the process of bringing targeted groups, individuals, and communities, including immigrants, refugees, and indigenous people, closer to the economic mainstream and capital markets. Examples of economic inclusion opportunities include financial literacy training, loans to first-time homebuyers, small business loans, rent-to-own housing programs, and “banking the unbanked” initiatives.

●	Education and Childcare: Providing education and/or childcare services primarily in LMI communities, improving the quality of

[1]

“Medically Underserved” are areas or populations designated by the U.S. Department of Health and Human Services, Health Resources and Services Administration as having: too few primary care providers, high infant mortality, high poverty and/or high elderly population.

[2]

The most common definition of workforce housing comes from the Urban Land Institute, which defines workforce housing as: “housing that is affordable to households earning 60 to 120 percent of the area median income.”

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 9

educational services and facilities, and offering broad-based youth development programs that look to have a beneficial impact to children.

●

Enterprise Development and Jobs: Providing small businesses with access to capital, creating jobs, retaining jobs, and offering job training programs. Supporting entrepreneurship, decent work for all, and an inclusive and sustainable growth strategy that looks to secure stable employment.

●

Environmental Sustainability: Supporting activities that look to conserve natural resources and protect ecosystems to support health and wellbeing, now and in the future. Examples can include properties, projects, companies, and small businesses implementing sustainable initiatives such as adaptive reuse, energy efficiency, Leadership in Energy & Environmental Design (LEED) certification, renewable energy, water and land conservation efforts, brownfield development, pollution prevention and control, clean transportation, efforts to achieve net zero, and high Walk Scores3 (a measure of the walkability of a neighborhood).

●

Gender Lens: Benefiting women and girls, primarily those that are LMI, including women-owned businesses, educational programs, health-related services, and affordable homeownership. Investing in opportunities with women leadership, workplace equity, products and services beneficial to women and girls, and related shareholder engagement and policy work.

●

Healthy Communities: Establishing and maintaining effective strategies to achieve health equity in neighborhoods such as multi-use trails, high Walk Scores and high Bike Scores[3], community parks, access to nutritious foods, and investing in opportunities that promote health and wellness.

●

Human Empowerment: Assisting individuals and families, including immigrants, refugees, and indigenous people through resources and programs designed to achieve personal goals, greater self-sufficiency, and upward mobility.

●

Minority Advancement: Supporting high minority census tracts, majority-minority census tracts, racially or ethnically concentrated areas of poverty (R/ECAP)[4], programs offering equal access to jobs, economic development, and affordable housing. Investing in opportunities with ethnic minority leadership, workplace equity, services beneficial to ethnic minorities, and related shareholder engagement and policy work.

●

Neighborhood Revitalization: Transforming blighted neighborhoods into areas of opportunity and vibrant, safe places to live by assisting in the revitalization of community facilities and improvement in the quality of life for all residents. Focus areas can include health, education, amenities, economic opportunities, transportation, beautification, housing, and safety measures.

●

Poverty Alleviation: Poverty is one of the most persistent of economic problems in the U.S. with many census tracts and counties scoring below national averages in income, wealth, education, employment, health outcomes, economic mobility, and generational advancement. This impact theme uses statistical measures, including persistent poverty counties (PPC), high poverty counties, and R/ECAP scores, along with federal/state agency designations to track investments benefiting people and communities of persistent poverty.

●

Rural Community Development: Investing in loans, small businesses, activities, and economic opportunities that aim to improve the welfare and livelihoods of people living in rural areas. Rural community development includes counties that are not part of a Metropolitan Statistical Area (MSA) or a census tract in an MSA that is outside of the MSA’s Urbanized Areas, as designated by the U.S. Department of Agriculture’s (USDA) Rural-Urban Commuting Area (RUCA) Code #1, and outside of tracts with a housing density of over 64 housing units per square mile for USDA’s RUCA Code #2.

●

Seniors, Veterans, and the Disabled: Offering affordable living for seniors, veterans, and/or disabled individuals, including physical, social, and psychological services. Ensuring that veterans and elderly residents, especially those who are frail or at-risk, and non-elderly residents with disabilities are linked to the supportive services they need to continue living independently. Sustainable Agriculture: Supporting agriculturally sustainable businesses and initiatives such as those that engage in pesticide free agriculture, hydroponics, aquaponics, and vertical farming.

●	Sustainable agriculture looks to promote environmental stewardship and enhance the quality of life for farm families and communities.

[3]	https://www.walkscore.com/

[4]	https://hudgis-hud.opendata.arcgis.com/datasets/56de4edea8264fe5a344da9811ef5d6e_0

[5]	http://www.tod.org

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 10

●

Transit-Oriented Development: Creating vibrant, livable, and sustainable communities through the integration of compact, walkable, pedestrian-oriented, mixed-use communities centered around high-quality train systems. Investments that support this theme also include those with a high Transit Score[5] (a measurement of access to public transit).

MORE INFORMATION ABOUT INVESTMENT RISKS

In addition to the principal risks which are specific to each investment strategy and summarized above in each of the Fund Summaries under “Principal Investment Risks,” there are other investment risks common to all Funds:

●

ETF Risk. The cost of investing in an ETF Fund through a Fund will generally be higher than the cost of investing directly in the ETF Fund. Shareholders will indirectly bear fees and expenses charged by the underlying ETF Funds in addition to the Fund’s direct fees and expenses.

●	Repurchase Agreement Risk. A Fund may experience losses or delays in connection with repurchase agreements entered into, if a counterparty to any such contract defaults or goes into bankruptcy.

●

Temporary Defensive Position Risk. The Adviser may seek to protect shareholder capital by assuming defensive positions where a Fund’s portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, a Fund may not achieve its investment objective. When assuming a temporary defensive position, the Funds may invest, without limit, in obligations of the U.S. government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would if they were to remain more fully invested in common stocks. During these times, a Fund may not achieve its investment goal.

●

Market Trends Risk. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund. Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all.

●

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including a third-party investor or another entity, may from time to time own a substantial amount of Fund shares, or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund's NAV, increase the Fund's brokerage costs and/or have a material effect on the market price of the Shares.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Community Capital Management, LLC (the “Adviser”) is a registered investment adviser founded in November 1998, with headquarters at 2500 Weston Road, Suite 101, Weston, Florida 33331.

The Adviser provides advice to separate accounts and other registered investment companies. As of August 31, 2022, the Adviser had approximately $4.0 billion in assets under management.

The Funds and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Funds' Board, to appoint and replace unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Funds' sub-advisors and recommending to the Board their hiring, termination, or replacement. Although the Funds are not currently using sub-advisers to manage the Funds, they may do so in the future.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

Each Fund pays the Adviser management fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The Adviser will compensate sub-advisers, if any, out of the advisory fees it receives from the Funds. During the last fiscal year, the Funds paid the Adviser the following advisory fees:

Name of Fund	Total Advisory Fee Paid as a Percentage of Average Net Assets
CCM Core Impact Equity Fund	0.75%
CCM Small/Mid-Cap Impact Value Fund	0.90%

[5]	http://www.tod.org

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A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for each Fund is available in the Funds’ semi-annual report to shareholders for the period ended December 31, 2021. The Funds’ shareholder reports are available on the Trust’s website at www.ccminvests.com.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day portfolio management of the respective Funds:

Andy Kaufman, serves as the Chief Investment Officer of the Adviser, and has been responsible for the Funds’ management since January 2019.

Thomas R. Lott, has been a portfolio manager of the Adviser since 2017. From 2012-2017, Mr. Lott served as managing member of Badge Investment Partners, the sub-adviser to one of the Adviser’s mutual funds. Prior to joining Badge Investment Partners, Mr. Lott served as Portfolio Manager and Director of Research for Gracie Capital from 2003-2010, and owner/manager of Interactive Financial from 2010-2012.

Alexander Alario, has been a Portfolio Manager of the Adviser since 2021. From 2020-2021, Mr. Alario was a Junior Portfolio Manager of the Adviser. From 2018-2020, Mr. Alario was a senior investment analyst at the Adviser. Prior to that, Mr. Alario worked as an investment analyst for Badge Investment Partners, a sub-adviser to one of the Adviser’s mutual funds. Mr. Alario graduated from Bentley University in 2016 with a degree in Economics-Finance. Mr. Alario is a CFA charterholder.

MORE ABOUT ADVISER PORTFOLIO MANAGERS

The Trust’s Statement of Additional Information (“SAI”) provides additional information about the Adviser and each Fund’s respective portfolio manager compensation, other accounts managed and respective ownership of securities in the applicable Fund.

SHAREHOLDER INFORMATION

Calculating Share Price

When you buy shares, the number of shares you receive will be the dollar amount invested divided by the applicable NAV for those shares next determined after your purchase order is received. When you sell or exchange shares of a Fund, you do so at the Fund’s NAV next determined after your order is received.

The value of a mutual fund is determined by deducting the Fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net assets of each Fund’s share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (“NYSE”) (which is generally 4:00 p.m. Eastern Time). Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Funds’ Board of Trustees has authorized each Fund to use two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a national securities exchange, a Fund values those securities at the last reported sales price unless there is no trading of a security, then the most recent quoted bid price is used. Debt securities are valued by using market bid quotations or independent pricing services which use bid prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Discounts and premiums on debt securities are amortized to income over their prospective lives, using the interest method. Short-term obligations having a remaining maturity of 60 days or less at the time of acquisition, are valued at the evaluated price supplied by an independent pricing service. The Adviser has been designated by the Board as the valuation designee for securities that must be fair valued. If market quotations are not readily available for an investment or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund’s investments in accordance with fair value procedures.

Requests to buy and sell Fund shares are processed based on the NAV next calculated after we receive your request in proper form.

Fair Valuation

The Funds’ portfolio securities are valued at market value based on independent third party pricing. As noted above, the Adviser has been designated by the Board as the valuation designee for securities that must be fair valued. If market quotations are not readily available for an investment or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund’s investments in accordance with fair value procedures. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. In addition, the Adviser, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and its fair value procedures. This may occur particularly with respect to certain foreign securities held by the

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 12

Fund. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Adviser to price Fund investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at the evaluated price supplied by an independent pricing service.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

Choosing the Appropriate Share Class

Each Fund offers two classes of shares. The main differences between each share class are ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase. Each share class in any Fund represents an interest in the same portfolio of investments in that Fund.

The following table shows the share classes that are offered by each Fund:

COMPARISON OF SHARE CLASSES

	Advisor Class	Institutional Class
TERMS	Offered at NAV	Offered at NAV with no 12b-1 fees
ONGOING EXPENSES		Lower than Advisor Class
APPROPRIATE FOR INVESTORS	Individual retail investors	Designed for large institutional investors

Minimum Investments for Advisor Class Shares

Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $25,000 for the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than you originally owned, depending on that day’s NAVs. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

RULE 12B-1 DISTRIBUTION AND SERVICE FEES

The Rule 12b-1 Plan adopted by the Trust for the Advisor Class Shares permit each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.

Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Advisor Class Shares pay a 0.25% Rule 12b-1 fee.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing and Processing Plan pursuant to which the Trust may pay financial institutions, securities dealers and other industry professionals a fee for providing certain services to Fund shareholders, not to exceed 0.20% of the average daily net asset value of a Fund’s share class.

REVENUE SHARING

The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. Because revenue sharing payments are paid by the Adviser, and not from the Funds’ assets, the amount of any revenue sharing payment is determined by the Adviser.

Payments may be based on current or past sales, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 13

or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, the Adviser is prohibited from considering a broker-dealer’s sale of any of the Funds’ shares in selecting such broker-dealer for the execution of a Fund’s portfolio transactions, except as may be specifically permitted by law.

REGISTRATION OF SHARE CLASSES

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

It is important that each Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a Fund. Based upon statutory requirements for returned mail, a Fund will attempt to locate the investor or rightful owner of the account. If a Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. A Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. In addition, your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment. A fee may be assessed against your account for any payment check returned to the Funds’ transfer agent, Apex Fund Services (the “Transfer Agent”), or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your predetermined bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. A Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Your investment in the Funds should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of any Fund at any time.

How to Buy Shares

You can invest in the Funds by mail, wire transfer and through participating financial service professionals as set forth below. Federal law requires the Trust to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you. If this information is not provided, the Trust will be unable to open your account. After you have established your account, you may make subsequent purchases by telephone. You may also invest in the Funds through an automatic investment plan. Any questions you may have can be answered by calling the Funds, toll free, at 888-272-0007.

In compliance with the USA Patriot Act, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 888-272-0007 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS

You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 14

that such organizations may charge a separate fee for administrative services in connection with investments in a Fund’s shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

PURCHASING SHARES BY MAIL

To purchase shares by mail, simply complete the account application included with this Prospectus, make a check payable to the Fund of your choice, and mail the account application and check to:

By Mail

Quaker Investment Trust
c/o Apex Fund Services
P.O. Box 588
Portland, ME 04112

For Overnight or Special Delivery

Quaker Investment Trust
c/o Apex Fund Services
Three Canal Plaza, Ground Floor
Portland, ME 04101

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase applications or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), your shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER

To open an account by wire, a completed account application is required before your wire can be accepted. You may mail your account application via regular or overnight mail to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

UMB Bank, N.A.
777 E. Wisconsin Ave.
Kansas City, MO
ABA # 101000695
Credit:
Atlantic Shareholder Services, LLC
FBO Community Capital
Acct #9872324919
Further Credit:
(Fund name)
(Shareholder registration)
(Shareholder account number)

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing. The Funds and UMB Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

TELEPHONE PURCHASES

In order to be able to purchase shares by telephone, your account must have been established at least 7 business days prior to your call, and you must have submitted a voided check or savings deposit slip for the bank account from which the purchase will be drawn. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV determined at the close of business on the day the Transfer Agent receives your order, provided that your order is received prior to 4:00 p.m., Eastern Time.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House (“ACH”). Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

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The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

MISCELLANEOUS PURCHASE INFORMATION

The Funds reserve the right to reject applications to purchase Fund shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or by electronic funds transfer through the ACH network from a U.S. bank, savings & loan or credit union. The Transfer Agent may assess a fee against your account, in addition to any loss sustained by the Fund(s), for any check payment returned to the Transfer Agent for insufficient funds.

If you place an order for a Fund’s shares through a securities broker, and you place your order in proper form before 4:00 p.m., Eastern Time, on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m., Eastern Time, on that day, provided that the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m., Eastern Time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three (3) business days for the order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, at a rate set under Section 3406 of the Code for U.S. residents, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure. A Fund also must withhold if the Internal Revenue Service (“IRS”) instructs it to do so, See the “Dividends and Tax Matters – Tax Considerations – Backup Withholding” section below.

FREQUENT/SHORT-TERM TRADING OR MARKET TIMING

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in any of the Funds. The policies and procedures are described below.

The Funds are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses. Each Fund, through its principal underwriter, reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. A Fund’s investments in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in Funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of a Fund’s shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Funds currently use several methods to reduce the risk of market timing. These methods include: (i) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing policy; and (ii) seeking the cooperation of financial intermediaries to assist the Funds in monitoring and identifying market timing activity.

Investors who place transactions through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and their orders may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or detect excessive trading that may be

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 16

facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

Some investors own their shares in the Funds through omnibus accounts at a financial institution. In such cases, the Funds may not know the identity of individual beneficial owners of the Funds’ shares, and may not be able to charge a redemption fee to the individuals actually redeeming Fund shares. However, the Funds review all trading activity on behalf of omnibus accounts. If any abuses are suspected, the affected Fund will contact the intermediary to determine whether the Fund’s policy has been violated and if so, to take appropriate action to deter future abuses of the policy. The Funds may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares. The Funds’ ability to impose restrictions and deter abuses with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

PREVENTATIVE MEASURES

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of a Fund’s shares by a Fund’s shareholders. It is the policy of the Funds that, in the event that a Fund or the Funds’ principal underwriter or financial intermediaries determines, in their sole discretion, that a shareholder is engaging in excessive or market timing activity that may be harmful to a Fund or its shareholders, a Fund may, in its discretion, take one of the following steps to stop such activity: (i) notify the shareholder of the trading activity that has been deemed to be excessive or identified to be a market timing activity, and request that the shareholder not continue with such activity; (ii) require all future purchase and redemption instructions by such shareholder to be submitted via regular mail; or (iii) reject additional purchase or exchange orders by the offending shareholder.

How to Sell Shares

You may sell shares on any day the NYSE is open, either through your financial services firm or directly, through the Transfer Agent. Financial services firms must receive your sell order before 4:00 p.m. Eastern Time, and are responsible for furnishing all necessary documentation to the Transfer Agent.

The Funds have fair value pricing procedures in place. See the section entitled “Fair Valuation.” By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. The Funds reserve the right to satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders.

The Funds typically send the sale proceeds on the next business day (a day when the NYSE is open for normal business) after the sell order is received, regardless of whether the sell order is made by check, wire or an automated clearing house transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. Shares purchased by check or electronic funds transfer through the ACH network may be sold only after the purchase amount has cleared your bank, which may take up to seven calendar days. This delay will not apply if you purchased your shares via wire payment.

Under normal circumstances, the Funds expect to meet redemption requests in cash. In situations in which a Fund’s cash holdings are not sufficient to meet redemption requests, a Fund may redeem shareholders in-kind.

TO SELL SHARES BY MAIL

By Mail
Quaker Investment Trust
c/o Apex Fund Services
P.O. Box 588
Portland, ME 04112

For Overnight or Special Delivery

Quaker Investment Trust
c/o Apex Fund Services
Three Canal Plaza, Ground Floor
Portland, ME 04101

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase applications or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;

2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.	The signatures of all account owners exactly as they are registered on the account;

4.	Any required signature guarantees; and

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5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will generally be made the next business day but no later than the seventh business day after the valuation date.

If you have an IRA or other retirement plan account, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Signature Guarantees. A signature guarantee of each owner, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	Written requests to wire redemption proceeds (if not previously authorized on the account application);

●	If a change of address request was received by the Trust or Transfer Agent within 15 calendar days prior to the request for redemption; and

●	For all redemption requests in excess of $25,000.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Trust reserves the right to waive any signature requirement at its discretion. Signature guarantees are designed to protect both you and the Trust from fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Association Medallion Program, the Stock Exchanges Medallion Program and the NYSE, LLC. Medallion Signature Program. A notary public is not an acceptable signature guarantor.

In an effort to decrease costs, each Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-272-0007 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

TO SELL SHARES BY PHONE

You may redeem your shares in the Fund(s) by calling the Trust at 888-272-0007 unless you declined the telephone redemption option on your account application. Redemption proceeds may be sent by check to your address of record, proceeds may be wired to your bank account, or funds may be sent via electronic funds transfer through the ACH network to your pre-designated account. Wires are subject to a $15 fee paid by the investor, but there is no charge when proceeds are sent via the ACH system. Credit is usually available within 2-3 days.

Shares held in IRA accounts may be redeemed by telephone at 888-272-0007. Investors will be asked whether or not to withhold taxes from any distribution.

INVOLUNTARY REDEMPTIONS

Your account may be closed by the Trust if, because of withdrawals, its value falls below $2,000. With respect to involuntary redemptions:

●	You will be asked by the Trust to buy more shares within 30 days to raise your account value above $2,000. If you do not do this, the Trust may redeem your account and send you the proceeds.

●	If you draw your account below $2,000 via the Systematic Withdrawal Plan (see “Account Services,” below), your account will not be subject to involuntary redemption.

●	Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.

●	No account will be closed if its value drops below $2,000 because of Fund performance.

How to Exchange Shares

Generally, you may exchange your shares of the Funds for the same share class in an identically registered account of any other Fund of the Trust.

Money Market Account shares are available only as an exchange option for a Fund’s shareholders. Money Market Account shares are not offered by this Prospectus but are available through an arrangement with First American Funds. Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.

An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund of the Trust at each Fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction. You may direct the Trust to exchange your shares by contacting the Trust at 888-272-0007 or by submitting a written request. A written

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 18

request must be signed exactly as your name appears on your account and it must provide your account number, number of shares or dollar amount to be exchanged, and the names of the Fund(s) to which the exchange will take place.

Account Services

You may select the following account services on your purchase application, or at any time thereafter, in writing.

●

Dividend Reinvestment. Dividends are automatically reinvested unless you direct that your dividends be mailed to you or sent directly to your predetermined bank account. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year. You may change the manner in which your dividends are paid at any time by writing or calling the Transfer Agent. Changes to dividend reinvestment must be received five (5) days prior to record date in order to be applied to the current dividend. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

●

Systematic Withdrawal Plan. For accounts with a minimum of $10,000, you may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually). The minimum is $50 per systematic withdrawal per payment. You may elect to have your payment sent by check or proceeds can be electronically deposited via the ACH network to your personal bank account. Instructions for establishing this service are included in the account application, or are available by calling the Trust. Changes to systematic withdrawal plans must be received five (5) days prior to the desired effective date. Payment will usually be made on the business day following the redemption of shares, but no later than the seventh day. Credit for proceeds sent via the ACH network is available within 2-3 days. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty (60) days written notice or by a shareholder upon written notice to the Funds. Account applications and further details may be obtained by calling the Trust at 888-272-0007 or by writing to the Transfer Agent.

●

Automatic Investment Plan. You may order a specific dollar amount purchase of shares (in amounts greater than $25) at regular intervals (monthly, quarterly, semi-annually or annually); with payments made electronically from an account you designate at a financial services institution. Changes to automatic investment plans must be received five (5) days prior to the desired effective date. You can take advantage of the plan by filling out the “Automatic Investment Plan” option in the application. You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Funds’ Transfer Agent at 888-272-0007.

Dividends and Tax Matters

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. The Funds automatically reinvest all dividends and any capital gains, unless you direct them to do otherwise.

Annual Statements

Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statements, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.” At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 19

shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations

Fund Distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be a percentage, at a rate set under Section 3406 of the Code for U.S. residents, of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.- owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends and Tax Matters” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 20

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or for the life of the class of shares of the Funds, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Unless otherwise noted, the selected financial information below is for the fiscal periods ending June 30 of each year. The Funds’ financial highlights have been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.

Financial Highlights - Per share data (for a share outstanding throughout the period) June 30, 2022

	Advisor Class Shares
CCM Core Impact Equity Fund	For the Fiscal Year Ended June 30, 2022	For the Fiscal Year Ended June 30, 2021		For the Fiscal Year Ended June 30, 2020		For the Fiscal Year Ended June 30, 2019		For the Fiscal Year Ended June 30, 2018
Net Asset Value, Beginning of Year	$50.38	$35.31		$34.22		$31.87		$27.86
Investment Operations: Net investment Income (loss)(a)	(0.35)	(0.50)		(0.34)		(0.30)		(0.24)
Net realized and unrealized gain (loss) on investments	(4.63)	15.86		2.10		2.65		4.25
Total from investment operations	(4.98)	15.36		1.76		2.35		4.01
Distributions from:
Net investment income	—	—		—		—		—
Net capital gains	(7.58)	(0.29)		(0.67)		—		—
Total distributions	(7.58)	(0.29)		(0.67)		—		—
Net Asset Value, End of Year	$37.82	$50.38		$35.31		$34.22		$31.87
Total return	(12.90)%	43.65	%(1)	5.05	%(1)	7.37	%(1)	14.39	%(1)
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$47,716	$59,786		$47,731		$53,292		$44,964
Ratio of expenses to average net assets Before fee waiver	1.95%	2.03%		2.09%		2.48%		2.30%
After fee waiver	1.95%	2.03%		2.09%		2.48%		2.30%
Ratio of net investment income (loss) to average net assets Before fee waiver	(0.74)%	(1.14)%		(0.97)%		(0.99)%		(0.78)%
After fee waiver	(0.74)%	(1.14)%		(0.97)%		(0.99)%		(0.78)%
Portfolio turnover rate	47%	56%		69%		24%		119%

(a)	Based on the average daily number of shares outstanding during the year.
(1)

Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. As of September 30, 2018 the Fund no longer charges a sales charge.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 21

Financial Highlights - Per share data (for a share outstanding throughout the period) June 30, 2022

	Institutional Class Shares
CCM Core Impact Equity Fund	For the Fiscal Year Ended June 30, 2022	For the Fiscal Year Ended June 30, 2021		For the Fiscal Year Ended June 30, 2020		For the Fiscal Year Ended June 30, 2019		For the Fiscal Year Ended June 30, 2018
Net Asset Value, Beginning of Year	$53.27	$37.23		$35.96		$33.40		$29.12
Investment Operations: Net investment Income (loss)(a)	(0.25)	(0.41)		(0.26)		(0.25)		(0.17)
Net realized and unrealized gain (loss) on investments	(5.00)	16.74		2.20		2.81		4.45
Total from investment operations	(5.25)	16.33		1.94		2.56		4.28
Distributions from:
Net investment income	—	—		—		—		—
Net capital gains	(7.58)	(0.29)		(0.67)		—		—
Total distributions	(7.58)	(0.29)		(0.67)		—		—
Net Asset Value, End of Year	$40.44	$53.27		$37.23		$35.96		$33.40
Total return	(12.69)%	44.00	%(1)	5.31	%(1)	7.66	%(1)	14.70	%(1)
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$9,123	$11,567		$8,606		$8,746		$9,039
Ratio of expenses to average net assets Before fee waiver	1.70%	1.78%		1.84%		2.23%		2.05%
After fee waiver	1.70%	1.78%		1.84%		2.23%		2.05%
Ratio of net investment income (loss) to average net assets Before fee waiver	(0.49)%	(0.89)%		(0.72)%		(0.74)%		(0.53)%
After fee waiver	(0.49)%	(0.89)%		(0.72)%		(0.74)%		(0.53)%
Portfolio turnover rate	47%	56%		69%		24%		119%

(a)	Based on the average daily number of shares outstanding during the year.
(1)	Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 22

Financial Highlights - Per share data (for a share outstanding throughout the period) June 30, 2022

	Advisor Class Shares
CCM Small/Mid-Cap Impact Value Fund	For the Fiscal Year Ended June 30, 2022		For the Fiscal Year Ended June 30, 2021		For the Fiscal Year Ended June 30, 2020		For the Fiscal Year Ended June 30, 2019		For the Fiscal Year Ended June 30, 2018
Net Asset Value, Beginning of Year	$16.88		$11.49		$17.65		$23.23		$24.13
Investment Operations: Net investment Income (loss)(a)	0.01		0.02		0.09		0.08		(0.23)
Net realized and unrealized gain (loss) on investments	(1.50)		5.55		(4.91)		0.12		3.03
Total from investment operations	(1.49)		5.57		(4.82)		0.20		2.80
Distributions from:
Net investment income	—		(0.18)		(0.34)		—		—
Net capital gains	—		—		(1.00)		(5.78)		(3.70)
Total distributions	—		(0.18)		(1.34)		(5.78)		(3.70)
Net Asset Value, End of Year	$15.39		$16.88		$11.49		$17.65		$23.23
Total return	(8.83)%		48.79	%(1)	(30.04	)%(1)	3.17	%(1)	12.07	%(1)
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$5,527		$6,639		$5,890		$9,176		$4,737
Ratio of expenses to average net assets Before fee waiver	2.43	%(b)	2.55	%(b)	2.38	%(b)	2.84	%(b)	2.44%
After fee waiver	1.55	%(b)	1.55	%(b)	1.55	%(b)	2.65	%(b)	2.44%
Ratio of net investment income (loss) to average net assets Before fee waiver	(0.82	)%(b)	(0.87	)%(b)	(0.28	)%(b)	0.28	%(b)	(0.99)%
After fee waiver	0.06	%(b)	0.13	%(b)	0.55	%(b)	0.47	%(b)	(0.99)%
Portfolio turnover rate	49%		96%		117%		111%		122%

(a)	Based on the average daily number of shares outstanding during the year.
(b)

Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(1)

Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. As of September 30, 2018 the Fund no longer charges a sales charge.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 23

Financial Highlights - Per share data (for a share outstanding throughout the period) June 30, 2022

	Institutional Class Shares
CCM Small/Mid-Cap Impact Value Fund	For the Fiscal Year Ended June 30, 2022		For the Fiscal Year Ended June 30, 2021		For the Fiscal Year Ended June 30, 2020		For the Fiscal Year Ended June 30, 2019		For the Fiscal Year Ended June 30, 2018
Net Asset Value, Beginning of Year	$18.63		$12.67		$19.36		$24.83		$25.49
Investment Operations: Net investment Income (loss)(a)	0.06		0.06		0.13		0.15		(0.19)
Net realized and unrealized gain (loss) on investments	(1.65)		6.12		(5.41)		0.16		3.23
Total from investment operations	(1.59)		6.18		(5.28)		0.31		3.04
Distributions from:
Net investment income	—		(0.22)		(0.41)		—		—
Net capital gains	—		—		(1.00)		(5.78)		(3.70)
Total distributions	—		(0.22)		(1.41)		(5.78)		(3.70)
Net Asset Value, End of Year	$17.04		$18.63		$12.67		$19.36		$24.83
Total return	(8.53)%		49.10	%(1)	(29.89	)%(1)	3.47	%(1)	12.39	%(1)
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$11,230		$12,552		$12,699		$10,811		$9,747
Ratio of expenses to average net assets Before fee waiver	2.18	%(b)	2.30	%(b)	2.13	%(b)	2.58	%(b)	2.19%
After fee waiver	1.30	%(b)	1.30	%(b)	1.30	%(b)	2.39	%(b)	2.19%
Ratio of net investment income (loss) to average net assets Before fee waiver	(0.57	)% (b)	(0.62	)%(b)	(0.03	)%(b)	0.53	%(b)	(0.74)%
After fee waiver	0.31	%(b)	0.38	%(b)	0.80	%(b)	0.72	%(b)	(0.74)%
Portfolio turnover rate	49%		96%		117%		111%		122%

(a)	Based on the average daily number of shares outstanding during the year.
(b)

Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(1)	Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value.

FOR MORE INFORMATION PLEASE CALL 888-272-0007 | 24

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PRIVACY POLICY

FACTS	WHAT DOES Quaker Investment Trust (“QIT”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ‘ personal information; the reasons QIT chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does QIT share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-272-1977 or go to www.ccminvests.com

PRIVACY POLICY (continued)

What we do
How does QIT protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does QIT collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. QIT’s sole affiliate is its investment adviser, Community Capital Management, LLC.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

QIT doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

QIT may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

HOW TO GET MORE INFORMATION

Additional information about the Funds’ investments is available in its annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. The Funds’ Statement of Additional Information (“SAI”) contains more detailed information on all aspects of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this Prospectus.

To receive information without charge concerning the Funds or to request a copy of the SAI or the annual and semi-annual reports relating to the Funds, please contact the Trust at:

Quaker Investment Trust
c/o Apex Fund Services
Three Canal Plaza, Ground Floor
Portland, ME 04101
888-272-0007

A copy of your requested document(s) will be mailed to you within three business days of your request.

The SAI and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.ccminvests.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Information about the Funds is also available on the SEC’s EDGAR database on the SEC’s website (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Trust’s SEC Investment Company Act of 1940 file number is 811-06260.

THE QUAKER® INVESTMENT TRUST

2500 WESTON ROAD, SUITE 101

WESTON, FL 33331

(888) 272-0007

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 28, 2022

This Statement of Additional Information pertains to the funds listed below, each of which is a separate series of Quaker Investment Trust (the “Trust”), an open-end investment management company. Each series of the Trust represents a separate portfolio of securities (each a “Fund” and collectively, the “Funds”).

Fund/Class	Ticker Symbol
CCM Core Impact Equity Fund
Advisor Class	QUAGX
Institutional Class	QAGIX

CCM Small/Mid-Cap Impact Value Fund
Advisor Class	QUSVX
Institutional Class	QSVIX

This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Funds’ Prospectus, dated October 28, 2022 (“Prospectus”), as it may be amended from time to time. The Trust’s 2022 Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information.

You may obtain a copy of the Prospectus, the Annual Report to Shareholders and the Semi-Annual Report to Shareholders free of charge and make shareholder inquiries by writing to Quaker Investment Trust, c/o Apex Fund Services, P.O. Box 588, Portland, ME 04112, or by calling 888-272-0007.

INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Investment Company Act No.

811-06260

TABLE OF CONTENTS

FUND HISTORY	3
INVESTMENT STRATEGIES, RESTRICTIONS AND RISKS	3
INVESTMENT STRATEGIES	3
INVESTMENT RESTRICTIONS	14
Fundamental Investment Restrictions.	14
Non-Fundamental Investment Restrictions	15
PORTFOLIO TURNOVER	16
VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS	17
DISCLOSURE OF PORTFOLIO HOLDINGS	17
MANAGEMENT OF THE TRUST	18
BOARD OF TRUSTEES AND OFFICERS	18
Trustees’ Qualifications	20
Ownership of Fund Shares by Trustees	21
COMPENSATION OF TRUSTEES AND OFFICERS	22
Compensation of Trustees	22
COMMITTEES OF THE BOARD	22
Audit Committee	22
Nominating Committee	22
GOVERNANCE AND RISK DISCUSSION	23
Board Leadership	23
Risk Oversight	24
Proxy Voting Policies	24
INVESTMENT ADVISORY AND OTHER SERVICES	24
INVESTMENT ADVISER	24
PORTFOLIO MANAGERS	25
PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION	28
Distributor	28
Distribution Plan (Rule 12b-1 Plan)	29
Shareholder Servicing Fees	30
CUSTODIAN	32
TRANSFER AGENT AND ADMINISTRATOR	32
LEGAL COUNSEL	33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
CODES OF ETHICS	33
REPORTS TO SHAREHOLDERS	34
BROKERAGE ALLOCATION	34
AFFILIATED BROKERAGE TRANSACTIONS	35
SHAREHOLDER INFORMATION	36
PURCHASES AND SALES THROUGH BROKERS	36
REDEEMING SHARES	36
Redemptions In-Kind	36
NET ASSET VALUE, DIVIDENDS AND TAXES	36

i

NET ASSET VALUE	36
Suspension of the Determination of Net Asset Value	37
DIVIDENDS AND TAXES	37
Taxation of the Funds	37
Taxation of Fund Distributions	40
Distributions of Net Investment Income	41
Distributions of Capital Gains	41
Returns of Capital	41
Qualified Dividend Income for Individuals	41
Dividends-Received Deduction for Corporations	41
Qualified REIT dividends	42
Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities	42
Pass-Through of Foreign Tax Credits	42
U.S. Government Securities	42
Dividends Declared in December and Paid in January	43
Medicare Tax	43
Sales, Exchanges and Redemptions of Fund Shares	43
Tax Basis Information	43
Tax Treatment of Portfolio Transactions	45
Backup Withholding	50
Non-U.S. Investors	50
PERFORMANCE INFORMATION	54
DESCRIPTION OF SHARES	54
FINANCIAL STATEMENTS	54
PRINCIPAL HOLDERS OF SECURITIES	54

ii

FUND HISTORY

The Quaker Investment Trust (the “Trust”) was originally organized as a Massachusetts business trust on October 24, 1990 and was reorganized as a Delaware statutory trust on September 30, 2018. The Trust is an open-end investment company with two (2) series: CCM Core Impact Equity Fund and CCM Small/Mid-Cap Impact Value Fund (each a “Fund”, and together, the “Funds”). Each Fund is “diversified,” which means that at least 75% of each Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

INVESTMENT STRATEGIES, RESTRICTIONS AND RISKS

The investment objective and strategies of each Fund are described in the Prospectus under the “Investment Objectives, Strategies, Risks and Portfolio Holdings” heading. Set forth below is additional information with respect to the investment policies of each Fund.

The Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets. With respect to the Funds, the Funds’ adviser, Community Capital Management, LLC (the “Adviser”), has claimed an exclusion from the definition of “commodity pool operator (“CPO”) and “commodity trading advisor” (“CTA”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or the Prospectus and this Statement of Additional Information (“SAI”).

INVESTMENT STRATEGIES

In addition to the primary investment securities in which each Fund invests as set forth in the Prospectus, each Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this SAI:

American Depositary Receipts (ADRs). ADRs as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

Borrowing. The Funds may borrow money, but have no current intention to do so. The Funds may borrow money to facilitate management of the Funds’ portfolio by enabling them to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and the Funds will seek to repay such borrowings promptly.

As required by the 1940 Act, the Funds must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Equity Securities. As part of its principal investment strategies, each Fund invests in equity securities, primarily common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value (“NAV”) of a fund to fluctuate. Equity securities are described in more detail below:

•	Common Stock. As part of its principal investment strategies, a Fund invests in common stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable nonconvertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Micro, Small and Mid Cap Issuers. A Fund may invest in micro, small and mid cap issuers. Investing in equity securities of micro, small and mid cap companies often involves greater risk than is customarily associated with investments in companies with larger capitalizations. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the prices of the smaller companies owned by a Fund may be volatile, and the price movements of the Fund’s shares will reflect that volatility.

Foreign Securities. The Funds may each invest up to 25% of their net assets in foreign securities. There are substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the investment manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries’ legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its NAV.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian.

The holding of foreign securities may be limited by a Fund to avoid investment in certain Passive Foreign Investment Companies (“PFICs”) and the imposition of a PFIC tax on a Fund resulting from such investments. See, “Tax Treatment of Portfolio Transactions – PFIC Investments” below.

Developing markets or emerging markets. Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political, and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which a Fund may trade may not possess the same degree of financial sophistication, creditworthiness, or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political, or social events in such countries.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency, and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by a Fund. A Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that a Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization, and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a Fund. Legal compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. A Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards, or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to non-residents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation, and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, a Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which a Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which a Fund invested may subsequently be found to be fraudulent and as a consequence a Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a Fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund’s shareholders.

Fixed Income Securities. A Fund may invest in fixed-income securities. Fixed-income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed-income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also generally subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s net asset value.

Lower Quality Fixed Income Securities (“Junk bonds”). A Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates. While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. A Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting a Fund’s objective without presenting excessive risk. The Adviser will consider all factors, which it deems appropriate, including ratings, in making investment decisions for a Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. To the extent that a Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser’s credit analyses than is the case for higher quality bonds. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold. If there is not an established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value these securities, and a Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations. For example, junk bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing a Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by a Fund. In considering investments for a Fund, the Adviser attempts to identify those issuers of high- yielding securities whose financial condition is adequate to meet future obligations and has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

Illiquid Securities. A Fund will not invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Funds’ Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Adviser determines the liquidity of a Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Initial Public Offerings. The Funds may invest in initial public offerings (IPOs). IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when a Fund’s size is smaller, any gains from IPOs may have an exaggerated impact on its reported performance than when the Fund is larger. Although IPO investments have had a positive impact on some funds’ performance in the past, there can be no assurance that a Fund will have favorable IPO investment opportunities in the future.

Money Market Securities. The Funds may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Adviser determines that securities meeting a Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, a Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below.

•	U.S. Government Securities. Examples of types of U.S. government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

▪	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

▪	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

▪	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

▪	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund’s shares.

•	Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

•	Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

▪	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

▪	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless it can be traded on a secondary market, certificates of deposit with penalties for early withdrawal will be considered illiquid.

▪	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

▪	Repurchase Agreements. A Fund may enter into repurchase agreements with financial institutions. A Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of a Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of the Fund’s net assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund.

“Pass Through” Securities. As part of its principal investment strategies, a Fund may invest in “pass through” securities (that is, securities that are structured to pass a majority of income as distributions to shareholders) such as master limited partnerships, real estate investment trusts and royalty trusts.

•	Master Limited Partnerships (MLPs). Most MLPs operate in oil & gas related businesses including energy processing and distribution. The remaining MLPs operate in a variety of businesses including coal, timber, other minerals, real estate, and some miscellaneous businesses. MLPs are pass-through entities or businesses that are taxed at the unitholder level and generally are not subject to federal or state income tax at the partnership level. Annual income, gains, losses, deductions or credits of the MLP pass through directly to its unitholders. Unitholders report their allocated shares of these amounts on their individual tax returns, as though the unitholder had incurred these items directly. MLPs will furnish investors with a schedule K-1 to provide the information required for income tax reporting purposes. The distributions of MLPs generally are not eligible for treatment as qualified dividend income. Income realized by a Fund from an MLP that fails to qualify in any year as a qualified publicly traded partnership (“QPTP”) may not be qualifying income for purposes of the Income Requirement (described below).

•	Real Estate Investment Trusts (REITs). Each Fund may invest in shares of REITs which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small cap companies. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs. A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, exchange traded funds, unit investment trusts, open-end investment companies, business development companies, and REITs represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

When-Issued Securities and Delayed-Delivery Transactions. A Fund may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the investment adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. None of the Funds are limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Fund committing to such transactions will maintain a segregated account with its custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.

INVESTMENT RESTRICTIONS

The Funds (except where noted) have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities of each Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

Fundamental Investment Restrictions. As a matter of fundamental policy, no Fund is allowed to:

(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure: (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets; or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2) invest for the purpose of exercising control or management of another issuer;

(3) purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(5) make short sales of securities or maintain a short position, except for: (a) outright short sales; and (b) short sales “against the box” as defined below:

Outright: an outright short sale involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender; and an

“Against the Box”: a short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released.

(6) participate on a joint or joint and several basis in any trading account in securities;

(7) make loans of money or securities, except that the Funds may: (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(8) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry. This restriction does not limit a Fund’s investments in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) tax-exempt obligations issued by governments or political subdivisions of governments; or (iii) repurchase agreements collateralized by such obligations;

(9) each Fund is a “diversified company” as defined in the 1940 Act. This means that a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result: (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

Non-Fundamental Investment Restrictions. The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, no Fund is allowed to:

(1) invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven (7) days; and (c) repurchase agreements not terminable within seven (7) days;

(2) purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

For purposes of the Funds’ fundamental investment restriction on concentration, each Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry. For purposes of measuring concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) energy companies will be divided according to their services, for example, exploration, refining, and transmission will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iv) asset-backed securities will be classified according to the underlying assets securing such securities; and (v) real estate sector securities will be divided according to companies that derive at least 50% of their gross revenues or net profits from either (1) products or services related to the real estate industry, such as building supplies or mortgage servicing, and will each be considered a separate industry, (2) investments directly in real property that derives their income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales, (3) investments in real estate mortgage loans and services their income primarily from interest payments, or (4) investments in government-agency backed mortgages and will each be considered a separate industry. Investments in real estate investment trusts (“REITs”) will be further sub-divided into industrial and office REITs, retail REITs, residential REITs, diversified REITs, specialty REITs, mortgage REITs, and hotel and lodging REITs and will each be considered a separate industry.

Except for each Fund’s policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of a Fund’s sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund’s portfolio during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

The Funds will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be high. For each Fund’s last fiscal years ended June 30, 2021 and 2022, portfolio turnover rates were:

	Portfolio Turnover Rate
Name of Fund	2022	2021
CCM Core Impact Equity Fund	47%	56%
CCM Small/Mid-Cap Impact Value Fund	49%	96%

VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS

A Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a national securities exchange or the NASDAQ National Market System or over the counter portfolio securities, a Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, the most recent quoted bid price. Debt securities are valued by using market bid quotations or independent pricing services which use bid prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Discounts and premiums on debt securities are amortized to income over their prospective lives, using the interest method. Short-term obligations having a remaining maturity of 60 days or less at the time of acquisition, are valued at the evaluated price supplied by an independent pricing service. The Adviser has been designated by the Board as the valuation designee for securities that must be fair valued. If market quotations are not readily available for an investment or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund’s investments in accordance with fair value procedures. Please see the Prospectus for more details regarding fair valuation of securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Adviser, Sub-advisers, if any, principal underwriter, administrator, or any employees thereof (collectively, the “Fund Representatives”). The Funds’ overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds will not make available to anyone non-public information with respect to their portfolio holdings until such time as the information is made available to all shareholders or the general public.

These policies and procedures are also applicable to the Fund Representatives. Pursuant to the policy, the Funds and the Fund Representatives are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt safeguards and controls governing the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Any requests for departures from this policy from clients, or from other third parties, must be authorized by the Chief Compliance Officer prior to disclosure. In certain jurisdictions it is prohibited by law to make available to some shareholders the Funds’ underlying portfolio positions unless all shareholders receive the same information. Providing such information to selected recipients could assist a person or entity in late trading of the Funds’ shares or allow them to engage in other detrimental trading techniques such as front running or short selling of the portfolio securities in the Funds.

There are general and other limited exceptions to this prohibition. Third parties that provide services to the Funds, such as trade execution measurement and reporting systems, personal securities transaction monitoring, proxy voting, the Funds’ custodian, administrator, accountants/auditors, legal counsel, printers and executing brokers, may also receive or have access to non-public Fund portfolio holdings information. These parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality and are required not to trade on such information. The Adviser, the Sub-advisers, if any, and certain of their personnel have access to the Funds’ portfolio holdings in the course of providing advisory services to the Funds. In addition, between the 5th and 10th day after each month and calendar quarter end, the Funds may disclose their portfolio holdings to various rating organizations. No Fund or affiliated entity receives compensation or other consideration by virtue of disclosure of a Fund’s portfolio holdings.

Non-public portfolio information may be disclosed to other third parties provided that there is a legitimate business purpose for doing so and is approved by the Chief Compliance Officer and proper undertakings are obtained with respect to confidentiality and limited scope of use of the information.

The Adviser’s compliance staff conduct periodic reviews of compliance with the policy and, as appropriate, the Funds’ Chief Compliance Officer will report to the Board of Trustees regarding the operation of the policy, any material changes recommended as a result of such review and any material exceptions that have been granted under the policy, including an explanation of the legitimate business purpose that was served as a result of any such exception.

The Funds also disclose their complete portfolio holdings quarterly to the SEC using Form N-PORT and on Form N-CSR on the second and fourth quarter-ends of the Funds’ fiscal year. Part F of Form N-PORT is not required to be mailed to shareholders, but is made public through SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

The business of the Funds is supervised by the Board of Trustees, who may exercise all powers not required by statute, the Agreement and Declaration of Trust (the “Declaration of Trust”), or the By-laws to be exercised by the shareholders. The Trustees stand in the position of fiduciaries to the Funds and their shareholders and, as such, they have a duty of due care and loyalty. The Trustees are responsible for managing the business and affairs of the Funds.

When appropriate, the Board of Trustees will consider separately matters relating to each Fund or to any class of shares of a Fund. The Board of Trustees elects the officers of the Trust and retains various companies to carry out Fund operations, including the investment adviser, custodian, administrator and transfer agent.

The following table provides information about the Trustees and Officers of the Trust, including each person’s experience as a Director or Trustee of other funds as well as other recent professional experience.

Name, Age & Address*	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee(1)
Independent Trustees
James R. Brinton Age 68	Chair Trustee Lead Independent Trustee	Since 2018 Since 2002 2007 – 2018	Retired since 2019. Vice President, BMT Insurance Advisors (a commercial insurance brokerage firm) 2015-2019.	2	None
Gary E. Shugrue Age 68	Trustee	2008 – Present	Veritable, LP (investment advisory firm) since 2015; President and Chief Investment Officer, Ascendant Capital Partners from 2001 – 2015.	2	Director, RFS Family of Funds/ UMB Fund Services
Warren West Age 65	Trustee	2003 – Present	Retired since 2017. Greentree Brokerage Services, Inc. from 1998 – 2017.	2	None
Interested Trustee
Alyssa Greenspan(2) Age 50	President Trustee	Since January, 2018 Since June, 2018	President, Community Capital Management, LLC since January 2015; Chief Operating Officer, Community Capital Management, LLC since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, LLC since May 2003.	2	None

Name, Age & Address*	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee(1)
Officers
Todd Cohen Age 56	Secretary	Since June, 2018	Chief Executive Officer, Community Capital Management, LLC since January 2015; President and Chief Investment Officer, Community Capital Management, LLC January 2007 – January 2015.	N/A	N/A
James Malone Age 51	Treasurer	Since January, 2021	Chief Financial Officer of Community Capital Management, LLC since July 2013; Director of Investment Platforms, since September 2011.	N/A	N/A
Stefanie Little Age 54	Chief Compliance Officer	Since June, 2018	Chief Compliance Officer, Community Capital Management, LLC (2010 – present). Chief Compliance Officer for Quaker Investment Trust since June, 2018. Founder of Chenery Compliance Group, LLC (2015 – present); Managing Member SEC Compliance Alliance, LLC (2012 – 2019); President of Little Consulting Group, Inc. (2011 – present).	N/A	N/A

*	The address for each Trustee and Officer is Community Capital Management, LLC, 2500 Weston Road, Suite 101, Weston, Florida 33331.
(1)	Directorship of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”), (e.g., “public companies”) and investment companies registered under the 1940 Act.
(2)	Ms. Greenspan is an “interested person of the Trust (as defined in the 1940 Act) due to the position she holds with Community Capital Management, LLC.

Trustees’ Qualifications. Information on the Trust’s Trustees and officers appears in the chart above. Such information includes business activities of the Trustees during the past five years and beyond. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust’s investment manager, other service providers, counsel and independent auditors; and to exercise business judgment in the performance of their duties as Trustees. Each Trustees’ ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting or public service positions; experience from service as a Board member of the Trust, other investment funds, public companies or non-profit entities or other organizations; and ongoing commitment and participation in Board and committee meetings throughout the years.

While there are no specific required qualifications for Board membership, the Board believes the specific background of each Trustee is appropriate to his or her serving on the Trust’s Board of Trustees. As indicated, Ms. Greenspan is president of the Adviser; prior to retiring, Mr. Brinton was vice president of a commercial insurance brokerage firm; Mr. Shugrue is president and chief investment officer of a hedge fund advisory firm; and prior to retiring, Mr. West managed a securities brokerage firm. The foregoing discussion and the Trustees and Officers chart above are included in this SAI pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.

Ownership of Fund Shares by Trustees. Information relating to each Trustee’s ownership (including the ownership of his or her immediate family) in each Fund as of December 31, 2021 is set forth in the chart below.

Interested Trustees
Name	Fund Name	Dollar Range of Shares of Beneficial Interest of the Funds Beneficially Owned	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex
Alyssa Greenspan	CCM Core Impact Equity Fund CCM Small/Mid-Cap Impact Value Fund	$10,001-$50,000 $50,001 - $100,000	$50,001 - $100,000

Independent Trustees
Name	Fund Name	Dollar Range of Shares of Beneficial Interest of the Funds Beneficially Owned	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex
James R. Brinton	CCM Core Impact Equity Fund CCM Small/Mid-Cap Impact Value Fund	Over $100,000 Over $100,000	Over $100,000
Gary E. Shugrue	CCM Core Impact Equity Fund CCM Small/Mid-Cap Impact Value Fund	None $10,001-$50,000	$10,001 - $50,000
Warren West	CCM Core Impact Equity Fund CCM Small/Mid-Cap Impact Value Fund	$10,001 - $50,000 $1-$10,000	$10,001 - $50,000

COMPENSATION OF TRUSTEES AND OFFICERS

Compensation of Trustees. Each Independent Trustee receives compensation from the Funds. Any interested Trustees are not compensated by the Funds. Each Independent Trustee currently receives a total annual retainer of $25,000 for serving as a Trustee of the Trust.

The compensation tables below set forth the total compensation paid to the Trustees for the fiscal year ended June 30, 2022. The Trust has no pension or retirement benefits for any of the Trustees.

Name and Position(s) Held	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Estimated Annual Benefits upon Retirement	Compensation from the Fund(s) and Fund Complex Paid to Trustee
James R. Brinton Chair and Independent Trustee	$25,000	N/A	N/A	$25,000
Warren West Independent Trustee	$25,000	N/A	N/A	$25,000
Alyssa Greenspan Interested Trustee	N/A	N/A	N/A	N/A
Gary E. Shugrue Independent Trustee	$25,000	N/A	N/A	$25,000

COMMITTEES OF THE BOARD

During the fiscal year ended June 30, 2022, the Trust held four Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and also attended at least 100% of those committee meetings on which the Trustee serves as a member.

There are two standing committees of the Board of Trustees: Audit Committee and Nominating Committee.

Audit Committee. The members of the Audit Committee are: Messrs. Gary E. Shugrue (Chair of the Audit Committee), James R. Brinton and Warren West. The Audit Committee operates pursuant to a charter adopted by the Board of Trustees. The purposes of the Audit Committee are to: (i) oversee the Funds’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Funds’ financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Funds’ independent registered public accountants (“independent auditors”); (iv) evaluate the independence of the Funds’ independent auditors; and (v) to report to the full Board of Trustees on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds’ shareholders. Each of the members of the Audit Committee have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met two times during the past fiscal year.

Nominating Committee. The members of the Nominating Committee are: Messrs. James R. Brinton (Chair of the Nominating Committee), Gary E. Shugrue and Warren West, each of whom is an Independent Trustee, and, as such, satisfies the independence requirements under Rule 10A-3 of the 1934 Act, as amended. The Nominating Committee operates pursuant to a charter adopted by the Board of Trustees. The purpose of the Nominating Committee is to recommend nominees for: (i) consideration as an independent trustee by the incumbent Independent Trustees of the Trust; and (ii) consideration as an interested trustee by the full Board of Trustees of the Trust. The Nominating Committee did not meet during the past fiscal year.

The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and, in its sole discretion, may solicit names of potential candidates from Community Capital Management, LLC. The Nominating Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, and other due diligence. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would qualify as an independent trustee.

The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates to serve on the Board who, in its judgment, will serve the best interests of the Trust’s long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating Committee does not currently consider shareholder recommendations for nomination of trustees to the Board.

GOVERNANCE AND RISK DISCUSSION

Board Leadership

Ms. Greenspan is the sole Interested Trustee on the Board. The Board believes that it is beneficial to have a representative of fund management on the Board. Ms. Greenspan is President and Chief Operating Officer of the Adviser, the Trust’s investment manager, and oversees the day-to-day investment and business affairs affecting the Adviser and the Trust. Accordingly, her participation in the Board’s deliberations helps assure that the Board’s decisions are informed and are accurately communicated to and implemented by Fund management.

The Board has designated Mr. Brinton, one of the Trust’s Independent Trustees, to serve as the Chair of the Board. The Chair, in consultation with fund management, counsel and the other Trustees, participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Chair also conducts meetings of the Independent Trustees. The Chair also generally serves as a liaison between outside Trustees, Fund officers, and counsel, and is chair of the Nominating Committee.

The Board is currently comprised of four Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

The Board has established an Audit Committee and a Nominating Committee, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board. Both committees are comprised solely of Independent Trustees.

Risk Oversight

Among the Board’s general oversight and management functions is to oversee the risks of the Trust. The Trust’s Funds are subject to various risks, including investment, compliance, operational and valuation risks, among others. The Board addresses its risk oversight function through different Board and committee activities. For instance, the Board has delegated the day-to-day risk management and oversight function to the Adviser or, in certain cases (subject to the Adviser’s supervision) and depending on the nature of the risks, to other service providers. The Board, or a committee, reviews and evaluates reports from the Adviser or service providers regarding the risks faced by the Funds and regarding the service providers’ oversight and management of those risks. In addition to the delegation of the day-to-day risk management and oversight function, the committees of the Board allow the Trustees to quickly and efficiently consider risk matters and facilitate the oversight by the Trustees of the Funds’ activities and the risks related to those activities. The Board has also appointed a Chief Compliance Officer (“CCO”) who oversees the implementation and evaluation of the Funds’ compliance program. The CCO periodically reports to the Board regarding compliance matters in connection with the Funds’ activities and the services provided by the Adviser and other service providers.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegates the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s proxy voting policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has adopted Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”) which require that all proxy voting decisions be made in the best interest of the Funds and that the Adviser acts in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

Where a proxy proposal raises a material conflict between the Adviser’s interests and a Fund’s interests, the Adviser will resolve the conflict by disclosing the conflict to the Board and by obtaining the Board’s consent to vote.

The Trust is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the most recent 12-month period ending August 31. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-877-386-3890 and on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Founded in 1998 as a Delaware Corporation, Community Capital Management, LLC (the “Adviser”) serves as investment adviser to the Funds, and is located at 2500 Weston Road, Suite 101, Weston, Florida 33331. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Todd Cohen, as Chief Executive Officer and Director; Alyssa Greenspan, as President, Chief Operating Officer and Director; Stefanie Little, as Chief Compliance Officer; and James Malone, as Chief Financial Officer and Director; are all considered to be control persons of the Adviser due to their positions with the firm. Todd Cohen is considered to be a control person due to his ownership of the Adviser.

Subject to the supervision of the Board, Community Capital Management, LLC was elected to serve as the investment adviser to the Funds, pursuant to an Investment Advisory Agreement with the Trust on behalf of the Funds (the “Investment Management Agreement”).

The Investment Management Agreement may be renewed each year thereafter only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Adviser. The Investment Management Agreement will terminate automatically in the event of its assignment.

For its services to the Funds, the Adviser is entitled to receive an annual fee as follows:

Name of Fund	Total Advisory Fee Paid as a Percentage of Average Net Assets
CCM Core Impact Equity Fund	0.75%
CCM Small/Mid-Cap Impact Value Fund	0.90%

The following table provides the actual aggregate advisory fees paid by each Fund during the fiscal years ended June 30, 2022, 2021, and 2020. Each class of each Fund pays its proportionate share of the advisory fees.

Name of Fund	Advisory Fee	2022	2021	2020
CCM Core Impact Equity Fund	Accrued	$521,348	$487,722	$443,676
	(Waived)/Recouped	$0	$0	$0
	Paid	$521,348	$487,722	$443,676
CCM Small/Mid-Cap Impact Value Fund	Accrued	$179,510	$174,393	$204,424
	(Waived)/Recouped	$(174,987)	$(193,610)	$(188,993)
	Paid	$4,523	$(19,217	$15,431

PORTFOLIO MANAGERS

The following provides information regarding the Portfolio Managers identified in the Funds’ Prospectus: (1) the dollar range of the Portfolio Manager’s investments in each Fund; (2) a description of the Portfolio Manager’s compensation structure; and (3) information regarding other accounts managed by the manager and potential conflicts of interests that might arise from the management of multiple accounts.

INVESTMENTS IN EACH FUND

NAME OF PORTFOLIO MANAGER	DOLLAR RANGE OF INVESTMENTS IN THE CCM CORE IMPACT EQUITY FUND(1)	DOLLAR RANGE OF INVESTMENTS IN THE CCM SMALL/MID-CAP IMPACT VALUE FUND(1)
Andy Kaufman	$1-$10,000	$1-$10,000
Thomas R. Lott	$10,001-$50,000	$100,001-$500,000
Alex Alario	$10,001-$50,000	$10,001-$50,000

(1)	Reflects investments in a Fund’s shares owned directly by a Portfolio Manager or beneficially owned by a Portfolio Manager (as determined in accordance with Rule 16a-1(a)(2) under the 1934 Act, as amended). A Portfolio Manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

Compensation of Portfolio Managers. Andy Kaufman and Alexander Alario are paid a salary and are eligible for an annual bonus at the Adviser’s discretion, which is based upon the overall profitability of the Adviser and the individual’s performance. Thomas R. Lott is paid a salary and a bonus based on a percentage of revenues generated by the Funds.

OTHER MANAGED ACCOUNTS OF PORTFOLIO MANAGERS

In addition to the management of the respective Funds, as of June 30, 2022, the Portfolio Managers also manage other accounts as summarized below.

Andy Kaufman	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$3,412.7 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	68	$565.4 million	0	$0

Thomas R. Lott	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$99.1 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Alexander Alario	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$99.1 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a Portfolio Manager who manages multiple funds and/or other accounts:

•	The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

•	If a Portfolio Manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

•	At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•	With respect to securities transactions for the Funds, an Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), an Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, an Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•	The appearance of a conflict of interest may arise where an Adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

The Adviser and the Funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Specific Conflicts of Interest

Investment decisions for the Funds may be made in conjunction with decisions for other accounts and/or funds with the same strategy. The Adviser recognizes that potential conflicts may arise with respect to other investment accounts managed by the Adviser, which may include privately offered funds, separately managed accounts of high net worth customers and institutional investors, and other registered investment companies. These conflicts include, but may not be limited to, differing fee structures, differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Registered investment companies, private funds and separate accounts are generally invested pro-rata unless circumstances (e.g. a partially filled order) warrant a different approach. The Adviser has comprehensive policies and procedures designed to monitor and mitigate any perceived conflicts of interest.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION

Distributor. Foreside Fund Services, LLC (“Foreside”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s distributor. As the distributor, it has agreed to use reasonable efforts to distribute each Fund’s classes of shares.

Pursuant to the Distribution Agreement between Foreside and the Trust, Foreside is responsible for the payment of distribution fees made pursuant to the Funds’ Rule 12b-1 Distribution Plans for the Advisor Class Shares described below. There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Funds. The Distribution Agreement may be terminated at any time upon sixty (60) days’ written notice, without payment of a penalty, by Foreside, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Board of Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.

Pursuant to the Distribution Agreement, Foreside facilitates the registration of the Funds’ shares under state Blue Sky laws and assists in the sale of shares. The shares of the Funds are continuously offered by Foreside. Foreside is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis.

A sales charge of 5.50% applicable to the former Class A Shares (now the Adviser Class shares) was eliminated on September 30, 2018. Foreside from time to time reallowed all or a portion of the sales charge on the former Class A Shares to individual selling dealers. The aggregate dollar amount of underwriting commissions and the amount retained by Foreside, during the fiscal years indicated below, is as follows:

Fund	Advisor Class Shares
	2022		2021		2020
	Aggregate Commissions	Amount Retained	Aggregate Commissions	Amount Retained	Aggregate Commissions	Amount Retained
CCM Core Impact Equity Fund	$0	$0	$0	$0	$0	$0
CCM Small/Mid-Cap Impact Value Fund	$0	$0	$0	$0	$0	$0

Distribution Plan (Rule 12b-1 Plan). The Trust has adopted a distribution plan under Rule 12b-1 of the 1940 Act (the “Plan”), whereby a Fund may make payments and bear expenses related to distribution of the Fund’s Advisor Class Shares. The Plan is a compensation plan that provides for payments at an annual rate of up to 0.25% of the average daily net asset value of Advisor Class Shares of each Fund. The Adviser may make additional payments for distribution related services out of its own resources. There is no 12b-1 fee on Institutional Class Shares.

The Plan permits each Fund to compensate Foreside, the Adviser and others in connection with activities intended to promote the sale of Advisor Class Shares of each Fund up to the maximum rate permitted by the Plan, regardless of the actual expenses incurred. Expenditures under the Plan may consist of: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Foreside in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loan; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) Raymond James Wrap Program; (xiii) consulting/research; (xiv) consulting/research fee; (xv) Advisor Class Shares trailer commission; and (xvi) other activities that are reasonably calculated to result in the sale of shares of the Funds.

A portion of the fees paid to Foreside, the Adviser and/or others pursuant to the Plan, not exceeding 0.25% annually of the average daily net assets of each Fund’s shares, may be paid as compensation for providing services to each Fund’s shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”). In order to receive Service Fees under the Plan, participants must meet such qualifications as are established in the sole discretion of Foreside, such as services to each Fund’s shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.

The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders and that the Plan should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plan and the purposes for which expenditures were made. The Trustees will conduct an additional review annually in determining whether the Plan should be continued. Continuation of the Plan from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and Class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (the “Plan Trustees”). The Plan provides that it may not be amended to increase materially the costs that a Fund may bear pursuant to the Plan without approval of the shareholders of the Advisor Class shares of each Fund and that other material amendments to the Plan must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while the Plan is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plan may be terminated at any time by vote of a majority of the Fund Trustees or a majority of the outstanding Advisor Class shares of the affected Fund to which the Plan relates.

Total dollar amounts paid, including amounts reimbursed to the Fund by the Adviser, by each of the Funds pursuant to the Plans for the fiscal year ended June 30, 2022 are as follows:

NAME OF FUND	ADVISOR CLASS
CCM Core Impact Equity Fund	$145,613
CCM Small/Mid-Cap Impact Value Fund	$17,000

Amounts spent on behalf of each of the Funds on various items pursuant to the Plans for expenses incurred during the fiscal year ended June 30, 2022 are as follows:

Advisor Class Shares

Name of Fund	Advertising	Printing & Mailing of Prospectuses to Other Than Current Shareholders	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying, or Other Financing Charges	Other*
CCM Core Impact Equity Fund	$0	$1,097	$12,720	$83,465	$44,202	$0	$0
CCM Small/Mid-Cap Impact Value Fund	$0	$123	$1,489	$10,047	$4,457	$0	$0

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities.

Shareholder Servicing Fees. Pursuant to a Shareholder Service and Processing Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Funds, the Adviser is authorized to engage financial institutions, securities dealers and other industry professionals (“Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.20% of the average daily net asset value of a Fund’s share Class.

Payments of the shareholder servicing component of the fee shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be effected, and other matters pertaining to the Funds; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem Fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem Fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

Payment of the processing component of the fee shall be used to compensate Shareholder Servicing Agents for serving as agents of the Trust for the limited purpose of accepting orders to purchase or redeem Fund shares of the applicable Class and the provision of processing and administrative services on behalf of such Class, including, but not limited to: (i) aggregating and processing purchase, exchange and redemption requests and placing net purchase and redemption orders with the Fund’s transfer agent or distributor; (ii) processing dividend payments from the Fund on behalf of shareholders; (iii) providing sub-accounting for Fund shares held of record by the Shareholder Servicing Agent that are beneficially owned by shareholders or the information necessary for such sub-accounting; (iv) transmitting, on behalf of the Fund, proxy statements, shareholder reports, Prospectuses, dividend and tax notices and other communications from the Fund to the beneficial owners of Fund shares (other than marketing materials pursuant to a Rule 12b-1 plan); (v) receiving, tabulating and transmitting to the Fund or the Fund’s designated proxy agent proxies executed by shareholders with respect to shareholder meetings; (vi) providing periodic statements showing account balances and, to the extent practicable, integrating such information with other transactions otherwise effected by the Shareholder Servicing Agent; (vii) furnishing (either separately or on an integrated basis with other reports sent to an account by a Shareholder Servicing Agent) monthly and annual statements and confirmations of all purchases and redemptions of Fund shares; (viii) providing such other similar services as the Trust or the Adviser may request; and (ix) providing necessary personnel and facilities to conduct the processing services described above. The Funds may reimburse the Adviser for expenses advanced by the Adviser on behalf of the Funds in connection with the Shareholder Servicing Plan.

During the fiscal year ended June 30, 2022, the Funds paid the following Shareholder Servicing Agents for providing shareholder services:

Ameriprise Financial Services, Inc.
Charles Schwab & Co., Inc.
Fidelity
Financial Data
LPL Financial Corporation
MSCS Financial Services LLC
National Financial Services, LLC
Pershing LLC
Raymond James Financial Services
RBC Capital Markets LLC
TD Ameritrade
UBS Financial Services, Inc.
Vanguard Advisers, Inc.
Wells Fargo Advisors LLC

The amounts each Fund paid under the Shareholder Servicing Plan, including amounts reimbursed to the Adviser, during the fiscal years indicated, are shown below:

	Shareholder Servicing Fees Paid During Fiscal Years Ended June 30,
Fund Name	2022	2021	2020
CCM Core Impact Equity Fund	$63,546	$64,790	$64,127
CCM Small/Mid-Cap Impact Value Fund	$15,492	$14,278	$18,613

CUSTODIAN

Pursuant to a custody agreement between the Funds and U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Funds’ assets, holds the Funds’ portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

TRANSFER AGENT AND ADMINISTRATOR

Effective May 26, 2021, commencing on September 25, 2021, Apex Fund Services, Three Canal Plaza, Ground Floor, Portland, ME 04101 (the “Transfer Agent”), serves as the Fund’s transfer agent. Prior to September 25, 2021, U.S. Bank Global Fund Services, located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207, served as the Fund’s transfer agent. The Transfer Agent maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

Effective June 1, 2021, commencing on September 27, 2021, SEI Investments Global Funds Services (the “Administrator”), located at One Freedom Valley Drive, Oaks, PA 19456, provides administration and fund accounting services for the Fund pursuant to an Administration Agreement. Prior to September 27, 2021, U.S. Bank Global Fund Services, located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207, served as the Fund’s administrator. The Administrator supervises all aspects of the operations of the Fund except those performed by the Fund’s Adviser under the Fund’s investment advisory agreement. The Administrator is responsible for:

(a) calculating the Fund’s net asset value;

(b) preparing and maintaining the books and accounts specified in Rules 31a-1and 31a-2 of the 1940 Act;

(c) preparing financial statements contained in reports to stockholders of the Fund;

(d) preparing the Fund’s federal and state tax returns;

(e) preparing certain reports and filings with the SEC; and

(f) maintaining the Fund’s financial accounts and records.

For its services to the Trust, the Trust pays the Administrator an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of business at the end of the month. Each Fund is charged its pro rata share of such expenses.

For the fiscal year ended June 30, 2022, the Funds paid the following amounts to the Administrator for its fund administration services:

Fund Name	Fiscal Year ended June 30, 2022
CCM Core Impact Equity Fund	$55,079
CCM Small/Mid-Cap Impact Value Fund	$26,615

For the fiscal years ended June 30, 2021 and 2020, the Funds paid the following amounts to U.S. Bank Global Fund Services for its fund administration services:

Fund Name	Fiscal Year ended June 30, 2021	Fiscal Year ended June 30, 2020
CCM Core Impact Equity Fund	$59,909	$56,510
CCM Small/Mid-Cap Impact Value Fund	$18,067	$21,540

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and to the Independent Trustees of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the Independent Registered Public Accounting Firm for the Trust.

CODES OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act, the Adviser and Distributor have each adopted a Code of Ethics that applies to the personal trading activities of their employees. The Codes of Ethics establishes standards for personal securities transactions by employees covered under the Codes of Ethics. Under the Codes of Ethics, employees have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. As such, employees are prohibited from engaging in, or recommending, any securities transaction that involves any actual or potential conflict of interest, or any abuse of an employee’s position of trust and responsibility. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements of Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable code.

Copies of the Codes of Ethics are on file with and publicly available from the SEC.

REPORTS TO SHAREHOLDERS

The fiscal year of the Trust ends on June 30. Shareholders of each Fund will be provided at least semi- annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent registered accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to Apex Fund Services, P.O. Box 588, Portland, ME 04112 or by calling 888-272-0007.

BROKERAGE ALLOCATION

The advisory agreement provides that the Adviser shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of the respective Funds that it advises and, when applicable, the negotiation of commissions in connection therewith. The Trust has no obligations to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve “best execution” of such orders. “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Adviser in determining the overall reasonableness of brokerage commissions.

The Adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the 1934 Act, for the Trust and/or other accounts for which the Adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund managed by the Adviser. In reaching such determination, the Adviser will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. Research services provided by brokers to the Advisers includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries.

The Adviser may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the aggregate price paid for the security will usually include an undisclosed “mark-up” or selling concession. The Adviser normally purchases fixed- income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts.

The Adviser may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the Adviser. The Adviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund managed by the Adviser, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

The amount of brokerage commissions paid by each Fund during the fiscal years ended June 30, 2022, 2021, and 2020, are set forth below:

	Total Amount of Brokerage Commissions Paid
Name of Fund	2022	2021	2020
CCM Core Impact Equity Fund	$10,088.27	$31,943.53	$50,091
CCM Small/Mid-Cap Impact Value Fund	$4,786.39	$27,702.34	$64,765

As of June 30, 2022, each of the Funds did not own any securities issued by any of the ten broker-dealers with whom the Funds transacted the most business during the fiscal year ended June 30, 2022.

During the fiscal year ended June 30, 2022, the Funds directed brokerage transactions to brokers who have provided brokerage and research services. The amount of such transactions and related commissions were as follows:

Name of Fund	Amount of Research Commissions Transactions	Amount of Research Commission
CCM Core Impact Equity Fund	$64,793,751	$10,088
CCM Small/Mid-Cap Impact Value Fund	$16,801,554	$4,786

AFFILIATED BROKERAGE TRANSACTIONS

When buying or selling securities, the Adviser may execute trades for a Fund with broker-dealers that are affiliated with the Trust, the Adviser or its affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board of Trustees. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board of Trustees at least quarterly.

SHAREHOLDER INFORMATION

The Trust offers Advisor Class, and Institutional Class Shares. Each class involves different expenses as described more fully in the Prospectus.

PURCHASES AND SALES THROUGH BROKERS

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to receive orders on the Funds’ behalf. A Fund will be deemed to have received an order when an authorized broker or broker-authorized designee receives the order. Customer orders, in such cases, will be priced at the Fund’s net asset value per share next computed after they are received by an authorized broker or the broker-authorized designee.

REDEEMING SHARES

Redemptions of each Fund’s shares will be made at net asset value (“NAV”). Each Fund’s NAV is determined on days on which the NYSE Arca is open for trading, as discussed further below.

Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in-kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund has committed itself to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of: (a) $250,000; or (b) one percent (1%) of the Fund’s NAV at the beginning of such period.

NET ASSET VALUE, DIVIDENDS AND TAXES

NET ASSET VALUE

Each Fund determines its NAV each day NYSE Arca is open for trading. The NYSE Arca is closed to observe the following holidays, in addition to Saturdays and Sundays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Juneteenth Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of a Fund is calculated separately for each class of shares by dividing the total value of the Fund’s assets attributable to a particular class after subtracting liabilities charged to that class by the number of outstanding shares of that class. The liabilities that are charged to a Fund are borne by each share of the Fund. For purposes of valuing a Fund’s portfolio securities, securities traded on a national securities exchange are valued at the last reported sales price unless there is no trading of a security, then the most recent quoted bid price is used. Debt securities are valued by using market bid quotations or independent pricing services which use bid prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser, subject to the review and supervision of the Funds’ Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less may be valued at the evaluated price supplied by an independent pricing service, which the Board of Trustees believes represents fair market value. Discounts and premiums on debt securities are amortized to income over their prospective lives, using the interest method.

Suspension of the Determination of Net Asset Value. The Board of Trustees may suspend the determination of net asset value and, accordingly, redemptions for a Fund for the whole or any part of any period during which: (i) NYSE Arca is closed (other than for customary weekend and holiday closings); (ii) trading on NYSE Arca is restricted; (iii) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) the SEC may by order permit for the protection of the holders of the Fund’s shares.

DIVIDENDS AND TAXES

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Dividends and Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Funds. Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•	Distribution Requirement—a Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement—a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•	Asset Diversification Test—a Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions—Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors—Capital Gain Dividends” and “Short-Term Capital Gain Dividends and Interest-Related Dividends” below.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Each Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of a Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “—Qualified Dividend Income for Individuals” and “—Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares; any excess will be treated as gain from the sale of his or her shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his or her Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by a Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs and PFICs generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends- received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act ("TCJA"), “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to pass through the special character of "qualified REIT dividends" to its shareholders, provided both the Fund and a shareholder meet certain holding period requirements. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. Each Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. A Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funds (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax- advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value.

When required to report cost basis, the Funds will calculate it using the Funds’ default method of average cost, unless you instruct a Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify a Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds’ default method of average cost, other cost basis methods offered by the Trust, which you may elect to apply to covered shares, include:

•	Single Account Average Cost—the total cost basis of both covered shares and “noncovered shares” (as defined below) in an account are averaged to determine the basis of shares. By electing the single account average cost method, your noncovered shares will be redesignated as covered shares.

•	First-In, First-Out—shares acquired first in the account are the first shares depleted.

•	Last-In, First-Out—shares acquired last in the account are the first shares depleted.

•	Highest In, First Out (High Cost)—shares acquired with the highest cost per share are the first shares depleted.

•	Lowest In, First Out (Low Cost)—shares acquired with the lowest cost per share are the first shares depleted.

•	Loss/Gain Utilization—shares with loses are depleted prior to shares with gains; short-term shares are depleted prior to long-term shares.

•	Specific Lot Identification—shareholder selects which lots to deplete at the time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method, unless you elect a secondary method. The secondary method options include first-in, first-out; last-in, first-out; low cost; high cost; and loss/gain utilization.

You may elect any of the available methods detailed above for your covered shares. If you do not notify a Fund in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (as defined below) you may own, unless you elect single account average cost. You may change from average cost to another cost basis method for covered shares at any time if you notify a Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

A Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, the Trust first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying a Fund.

A Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However a Fund is not required to, and in many cases a Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by a Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by a Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Conversion of shares of the Fund into other shares of the same Fund. The conversion of shares of one class of the Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder. Shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion of shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies, Restrictions, and Risks” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short- term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero-coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions—Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Non-U.S. Investors—Investment in U.S. Real Property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund—Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Funds.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

To the extent an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by a fund with respect to an investment in MLPs likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs, controlled foreign corporations, or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund. The U.S. federal income tax consequences of a fund’s investments in PFICs are discussed above.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding. By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by a Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Short-Term Capital Gain Dividends and Interest-Related Dividends. Generally, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.

A Fund reserves the right to not report amounts of short-term capital gain dividends or interest-related dividends. Additionally, a Fund’s reporting of short-term capital gain dividends or interest-related dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in: (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from a Fund is effectively connected with a U.S. trade or business, carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. A Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

•	The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return.

•	In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to a Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund. The requirements imposed by FATCA are different from and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

PERFORMANCE INFORMATION

To obtain the Funds’ most current performance information, please visit www.ccminvests.com. Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

DESCRIPTION OF SHARES

Capitalization. The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of such Fund. Shareholders of the Funds’ Institutional Class shares may not vote on any matter that affects the Funds’ Advisor Class distribution plan under Rule 12b-1. Similarly, as a general matter, shareholders of the Advisor Class shares may vote only on matters affecting their Class. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Advisor Class shares’ Rule 12b-1 Plan will be allocated solely to that Class. Effective October 1, 2018, the Fund’s Class C shares were converted into Advisor Class shares.

Noncumulative Voting. The Trust’s shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

FINANCIAL STATEMENTS

The audited financial statements of each Fund for the fiscal year ended June 30, 2022 and the reports of the Funds’ are included in the 2022 Annual Report to Shareholders and are incorporated by reference in this SAI.

PRINCIPAL HOLDERS OF SECURITIES

As of September 30, 2022, all Trustees and Officers of the Funds as a group owned beneficially or of record less than 1% of the outstanding securities of any class of any Fund, except as follows:

Fund	Class	Ownership
CCM Core Impact Equity Fund	Institutional Class	2.23%
CCM Small/Mid-Cap Impact Value Fund	Institutional Class	4.53%

The following tables list the holders of record of 5% or more of the outstanding shares of each Fund as of September 30, 2022. A shareholder that owns more than 25% of the shares of a Fund is a “control person” of that Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management.

CCM Core Impact Equity Fund

Class	Registration	% of Shares	Record or Beneficial
Advisor Class	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	16.92%	Record
	Matrix Trust Company as Agent for Advisor Trust Inc. Kades-Margolis 403B MBD 717 17th Street, Suite 1300 Denver, CO 80202	5.93%	Record
Institutional Class	LPL Financial Omnibus Customer Account 4707 Executive Dr. San Diego, CA 92121-3091	31.57%	Record
	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	8.59%	Record
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	6.07%	Record
	National Financial Services 499 Washington Blvd. Jersey City, NJ 07310-1995	5.19%	Record

CCM Small/Mid-Cap Impact Value Fund

Class	Registration	% of Shares	Record or Beneficial
Advisor Class	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	28.88%	Record
	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	11.73%	Record
	Matrix Trust Company as Agent for Advisor Trust Inc. Kades-Margolis 403B MBD 717 17th Street, Suite 1300 Denver, CO 80202	5.25%	Record
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	5.10%	Record
Institutional Class	M. Ortiz & R. Diamond JTWROS Penn Valley, PA 19072	53.60%	Beneficial

QUAKER INVESTMENT TRUST

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Certificate of Trust for Quaker Investment Trust, a Delaware statutory trust.	(6)

(a)	(2)	Agreement and Declaration of Trust for Quaker Investment Trust, a Delaware statutory trust.	(6)

(b)	(1)	Bylaws for Quaker Investment Trust, a Delaware statutory trust.	(6)

(c)	(1)	Instrument Defining Rights of Security Holders as referenced in Articles II, VII and VIII of the Amended and Restated Bylaws, dated June 28, 2018.	(6)

(c)	(2)	Instrument Defining Rights of Security Holders as referenced in Article V of the Amended and Restated Declaration of Trust, dated June 28, 2018.	(6)

(d)	(1)	Investment Advisory Agreement between the Registrant and Community Capital Management, Inc. dated September 30, 2018.	(9)

(e)	(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated May 11, 2012.	(1)

(e)	(2)	Amendment dated July 16, 2014 to Distribution Agreement between the Registrant and Foreside Fund Services, LLC.	(4)

(e)	(3)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated May 31, 2017.	(9)

(e)	(4)	First Amendment dated January 1, 2018 to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC.	(9)

(e)	(5)	Second Amendment dated September 30, 2018 to Distribution Agreement between the Registrant and Foreside Fund Services, LLC.	(9)

(e)	(6)	Distribution Agreement Novation between the Registrant and Foreside Fund Services, LLC, dated September 30, 2021.	(10)

(f)		Not Applicable.

(g)	(1)	Custodian Agreement between the Registrant and U.S. Bank National Association, dated January 9, 2013.	(2)

(g)	(2)	First Amendment dated March 20, 2014 to Custody Agreement.	(3)

(g)	(3)	Second Amendment dated March 1, 2016 to Custody Agreement.	(5)

(h)	(1)	Administration Agreement between the Registrant and SEI Investments Global Funds Services dated June 1, 2021.	(10)

(h)	(2)	Transfer Agent Servicing Agreement between the Registrant and Atlantic Shareholder Services dated May 26, 2021.	(10)

(h)	(3)	Expense Limitation Agreement between the Registrant, on behalf of the Quaker Small/Mid-Cap Impact Value Fund and Community Capital Management, Inc., dated May 1, 2019.	(8)

(h)	(4)	Shareholder Servicing and Processing Plan, dated September 10, 2021.	*

(h)	(5)	Powers-of-Attorney	*

(i)	(1)	Opinion of Counsel with respect to the Re-Domestication of the Trust	(7)

(j)	(1)	Consent of Counsel.	*

(j)	(2)	Consent of Independent Registered Public Accounting Firm.	*

(k)		Not Applicable.

(l)		Not Applicable.

(m)	(1)	Advisor Class Shares Distribution (Rule 12b-1) Plan dated September 30, 2018.	(9)

(n)	(1)	Amended Rule 18f-3 Procedures/Multiple Class Expense Allocation Plan.	(9)

(o)		Reserved.

(p)	(1)	Code of Ethics of the Trust dated September 2019.	*

(p)	(2)	Code of Ethics of the Adviser dated March 1, 2022	*

(p)	(3)	Code of Ethics and Insider Trading Policy for Foreside Fund Services, LLC.	(3)

(*)	Filed herewith.
(1)	Incorporated by reference to post-effective amendment nos. 61/59 (File Nos. 33-38074 and 811-06260) (filed October 29, 2012).
(2)	Incorporated by reference to post-effective amendment nos. 63/61 (File Nos. 33-38074 and 811-06260) (filed October 28, 2013).
(3)	Incorporated by reference to post-effective amendment nos. 65/63 (File Nos. 33-38074 and 811-06260) (filed October 28, 2014).
(4)	Incorporated by reference to post-effective amendment nos. 67/65 (File Nos. 33-38074 and 811-06260) (filed October 28, 2015).
(5)	Incorporated by reference to post-effective amendment nos. 70/68 (File Nos. 33-38074 and 811-06260) (filed October 31, 2016).
(6)	Incorporated by reference to post-effective amendment nos. 88/86 (File Nos. 33-38074 and 811-06260) (filed August 1, 2018).
(7)	Incorporated by reference to post-effective amendment nos. 89/87 (File Nos. 33-38074 and 811-06260) (filed October 2, 2018).

(8)	Incorporated by reference to post-effective amendment nos. 91/89 (File Nos. 33-38074 and 811-06260) (filed October 28, 2019).
(9)	Incorporated by reference to post-effective amendment nos. 93/91 (File Nos. 33-38074 and 811-06260) (filed October 27, 2020).
(10)	Incorporated by reference to post-effective amendment nos. 94/92 (File Nos. 33-38074 and 811-06260) (filed October 28, 2021).

Item 29. Persons Controlled or Under Common Control with the Fund

To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with any other person.

Item 30. Indemnification

Quaker Investment Trust, a Delaware statutory trust

Under the terms of Delaware law and Quaker Investment Trust's Agreement and Declaration of Trust and By-Laws, the Registrant shall indemnify, out of Registrant’s property, to the fullest extent permitted under applicable law, any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Registrant, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. However, there shall be no right to indemnification for any liability arising by reason of any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing or for any person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (“Disqualifying Conduct”).

Any indemnification under this shall be made by the Registrant if authorized in the specific case on a determination that indemnification of such person is proper in the circumstances by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person was not liable by reason of Disqualifying Conduct (including, but not limited to, dismissal of either a court action or an administrative proceeding against the Agent for insufficiency of evidence of any Disqualifying Conduct) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person was not liable by reason of Disqualifying Conduct, by (1) the vote of a majority of a quorum of the Trustees who are not (x) “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act, (y) parties to the proceeding, or (z) parties who have any economic or other interest in connection with such specific case (the “disinterested, non-party Trustees”); or (2) by independent legal counsel in a written opinion.

*           *           *

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person and the SEC is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

See the Prospectus, generally, and the Statement of Additional Information section entitled “Board of Trustees and Officers” for the activities and affiliations of the officers and directors of the Investment Adviser and Sub-Advisers to the Registrant. Except as so provided, to the knowledge of Registrant, none of the trustees or executive officers of the Investment Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 32. Principal Underwriters

Item 32(a)	Foreside Fund Services, LLC (“Foreside”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Funds’ distributor. Foreside also serves as the distributor for the entities named below:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.	AdvisorShares Trust
6.	AFA Multi-Manager Credit Fund
7.	AGF Investments Trust
8.	AIM ETF Products Trust
9.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
10.	Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
11.	Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Core Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ASYMmetric ETFs Trust
20.	Bitwise Funds Trust
21.	Bluestone Community Development Fund
22.	BondBloxx ETF Trust
23.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
24.	Bridgeway Funds, Inc.

25.	Brinker Capital Destinations Trust
26.	Brookfield Real Assets Income Fund Inc.
27.	Build Funds Trust
28.	Calamos Convertible and High Income Fund
29.	Calamos Convertible Opportunities and Income Fund
30.	Calamos Dynamic Convertible and Income Fund
31.	Calamos Global Dynamic Income Fund
32.	Calamos Global Total Return Fund
33.	Calamos Strategic Total Return Fund
34.	Carlyle Tactical Private Credit Fund
35.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
36.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
37.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
38.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
39.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
40.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
41.	Center Coast Brookfield MLP & Energy Infrastructure Fund
42.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
43.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
44.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
45.	Clifford Capital International Value Fund, Series of World Funds Trust
46.	Clifford Capital Partners Fund, Series of World Funds Trust
47.	Cliffwater Corporate Lending Fund
48.	Cliffwater Enhanced Lending Fund
49.	Cohen & Steers Infrastructure Fund, Inc.
50.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
51.	CornerCap Group of Funds
52.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
53.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
54.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
55.	Davis Fundamental ETF Trust
56.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
57.	Defiance Digital Revolution ETF, Series of ETF Series Solutions
58.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
59.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
60.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
61.	Defiance Quantum ETF, Series of ETF Series Solutions
62.	Direxion Shares ETF Trust
63.	Dividend Performers ETF, Series of Listed Funds Trust
64.	Dodge & Cox Funds
65.	DoubleLine ETF Trust
66.	DoubleLine Opportunistic Credit Fund
67.	DoubleLine Yield Opportunities Fund
68.	Eaton Vance NextShares Trust
69.	Eaton Vance NextShares Trust II
70.	EIP Investment Trust
71.	Ellington Income Opportunities Fund
72.	Esoterica Thematic ETF Trust
73.	ETF Opportunities Trust
74.	Evanston Alternative Opportunities Fund
75.	Exchange Listed Funds Trust

76.	Fiera Capital Series Trust
77.	FlexShares Trust
78.	FOMO ETF, Series of Collaborative Investment Series Trust
79.	Forum Funds
80.	Forum Funds II
81.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
82.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
83.	Grizzle Growth ETF, Series of Listed Funds Trust
84.	Guinness Atkinson Funds
85.	Harbor ETF Trust
86.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
88.	IDX Funds
89.	Innovator ETFs Trust
90.	Ironwood Institutional Multi-Strategy Fund LLC
91.	Ironwood Multi-Strategy Fund LLC
92.	John Hancock Exchange-Traded Fund Trust
93.	Kelly Strategic ETF Trust
94.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
95.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
96.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
97.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
98.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
100.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.	Manor Investment Funds
103.	Merk Stagflation ETF, Series of Listed Funds Trust
104.	Milliman Variable Insurance Trust
105.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
106.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
107.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
108.	Morgan Creek - Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
109.	Morningstar Funds Trust
110.	OTG Latin American Fund, Series of World Funds Trust
111.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
112.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
113.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
114.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
115.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
116.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
117.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
118.	Palmer Square Opportunistic Income Fund
119.	Partners Group Private Income Opportunities, LLC
120.	PENN Capital Funds Trust
121.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
122.	Perkins Discovery Fund, Series of World Funds Trust
123.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
124.	Plan Investment Fund, Inc.
125.	PMC Funds, Series of Trust for Professional Managers
126.	Point Bridge America First ETF, Series of ETF Series Solutions

127.	Preferred-Plus ETF, Series of Listed Funds Trust
128.	Putnam ETF Trust
129.	Quaker Investment Trust
130.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
132.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
133.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
134.	Renaissance Capital Greenwich Funds
135.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
136.	Reynolds Funds, Inc.
137.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
138.	RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot ETF)
139.	RMB Investors Trust
140.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
141.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
142.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
143.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
144.	Roundhill Cannabis ETF, Series of Listed Funds Trust
145.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
146.	Roundhill MEME ETF, Series of Listed Funds Trust
147.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
148.	Rule One Fund, Series of World Funds Trust
149.	Salient MF Trust
150.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
151.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
152.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
153.	SHP ETF Trust
154.	Six Circles Trust
155.	Sound Shore Fund, Inc.
156.	Sparrow Funds
157.	Spear Alpha ETF, Series of Listed Funds Trust
158.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
159.	STF Tactical Growth ETF, Series of Listed Funds Trust
160.	Strategy Shares
161.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
162.	Syntax ETF Trust
163.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
164.	The B.A.D. ETF, Series of Listed Funds Trust
165.	The Community Development Fund
166.	The De-SPAC ETF, Series of Collaborative Investment Series Trust
167.	The Finite Solar Finance Fund
168.	The Private Shares Fund (f/k/a SharesPost 100 Fund)
169.	The Short De-SPAC ETF, Series of Collaborative Investment Series Trust
170.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
171.	Third Avenue Trust
172.	Third Avenue Variable Series Trust
173.	Tidal ETF Trust
174.	Tidal ETF Trust II
175.	TIFF Investment Program
176.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan

177.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
178.	Timothy Plan International ETF, Series of The Timothy Plan
179.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
180.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
181.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
182.	Total Fund Solution
183.	Touchstone ETF Trust
184.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
185.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
195.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
197.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
198.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
199.	Tuttle Capital Short Innovation ETF, Series of Collaborative Investment Series Trust
200.	U.S. Global Investors Funds
201.	Union Street Partners Value Fund, Series of World Funds Trust
202.	Variant Alternative Income Fund
203.	Variant Impact Fund
204.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
205.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
206.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
207.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
208.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
209.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
210.	VictoryShares Protect America ETF, Series of Victory Portfolios II
211.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
212.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
213.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
215.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
217.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
218.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
219.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
220.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
221.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
222.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
223.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
224.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
225.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II

226.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
227.	Walthausen Funds
228.	West Loop Realty Fund, Series of Investment Managers Series Trust
229.	WisdomTree Trust
230.	WST Investment Trust
231.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaikee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

Community Capital Management, LLC.

2500 Weston Road, Suite 101

Weston, FL 33331

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Item 34. Management Services

The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Quaker Investment Trust certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment No. 95 to the registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Weston, FL on October 28, 2022.

QUAKER INVESTMENT TRUST

By:	/s/ Alyssa Greenspan
Alyssa Greenspan
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment No. 95 to the registration statement on Form N-1A has been signed by the following persons in the capacities indicated:

Signature	Title	Date

James R. Brinton*
James R. Brinton	Chairman and Trustee	October 28, 2022

/s/ Alyssa Greenspan
Alyssa Greenspan	President and Trustee	October 28, 2022

Gary E. Shugrue*
Gary E. Shugrue	Trustee	October 28, 2022

Warren West*
Warren West	Trustee	October 28, 2022

*By:	/s/ Alyssa Greenspan
Attorney-in-Fact
(Pursuant to Powers of Attorney previously filed)

EXHIBITS

(h)(4)	Shareholder Servicing and Processing Plan, dated September 10, 2021
(h)(5)	Powers-of-Attorney
(j)(1)	Consent of Counsel
(j)(2)	Consent of Independent Registered Public Accounting Firm
(p)(1)	Code of Ethics of the Trust dated September 2019.
(p)(2)	Code of Ethics of the Adviser dated March 1, 2022